Exhibit 10.4

RUBRIK, INC.

GLOBAL STOCK OPTION GRANT NOTICE

(2024 EQUITY INCENTIVE PLAN)

Rubrik, Inc. (the “Company”), pursuant to the Company’s 2024 Equity Incentive Plan (the “Plan”), has granted to you (“Optionholder”) an option to purchase the number of shares of the Common Stock set forth below (the “Option”). Your Option is subject to all of the terms and conditions as set forth herein and in the Plan, the Global Stock Option Agreement, including any additional terms and conditions for your country set forth in the appendix thereto (the “Appendix” and, together with the Global Stock Option Agreement, the “Agreement”) and the Global Notice of Exercise (the “Exercise Notice”), all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement, as applicable.

Optionholder:
Date of Grant:
Vesting Commencement Date:
Number of Shares of Common Stock Underlying the Option:
Exercise Price (Per Share) (US$):
Total Exercise Price (US$):
Expiration Date:

Type of Grant:	[Incentive Stock Option] OR [Nonstatutory Stock Option]

Exercise and
Vesting Schedule:	Subject to the Optionholder’s Continuous Service through each applicable vesting date, as described in the last paragraph of Section 4 of the Agreement, the Option will vest as follows:
[____________________________________________________________]

Optionholder Acknowledgements: By your signature below or by electronic acceptance or authentication in a form authorized by the Company, you understand and agree that:

•

The Option is governed by this Global Stock Option Grant Notice (the “Grant Notice”), and the provisions of the Plan and the Agreement and the Exercise Notice, all of which are made a part of this document. Unless otherwise provided in the Plan or the Agreement, this Grant Notice, the Agreement and the Exercise Notice (“together, the “Option Award Documents”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.

•

If the Option is an Incentive Stock Option, it (plus other outstanding Incentive Stock Options granted to you) cannot be first exercisable for more than $100,000 in value (measured by exercise price) in any calendar year. Any excess over $100,000 is a Nonstatutory Stock Option.

•

You have read and are familiar with the provisions of the Plan, the Option Award Documents and the Prospectus. In the event of any conflict between the provisions in the Option Award Documents or the Prospectus and the terms of the Plan, the terms of the Plan shall control.

•

The Option Award Documents set forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of other equity awards previously granted to you and any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company or an Affiliate, as applicable, and you in each case that specifies the terms that should govern this Option.

RUBRIK, INC.	OPTIONHOLDER:

By:	________________________________________

Signature	Signature

Title:	Date:

Date:

ATTACHMENTS:	Global Stock Option Agreement, 2024 Equity Incentive Plan, Global Notice of Exercise, Prospectus

By providing an additional signature below or by electronically accepting this Agreement pursuant to the Company’s instructions (including through an online acceptance process), you declare that you expressly agree with the data processing practices described in Section 1 of the Appendix and consent to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned in Section 1 of the Appendix, including recipients located in countries which do not provide an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described in Section 1 of the Appendix. You understand that, as a condition of receiving your Option, you must provide your signature below or electronically accept this Agreement, otherwise the Company may forfeit your Option. You understand that you may withdraw consent at any time with future effect for any or no reason as described in Section 1 of the Appendix.

OPTIONHOLDER: ____________________________________

2

ATTACHMENT I

RUBRIK, INC.

GLOBAL STOCK OPTION AGREEMENT

(2024 EQUITY INCENTIVE PLAN)

As reflected by your Global Stock Option Grant Notice (“Grant Notice”), Rubrik, Inc. (the “Company”) has granted you an option under the Company’s 2024 Equity Incentive Plan (the “Plan”) to purchase a number of shares of Common Stock at the exercise price indicated in your Grant Notice (the “Option”). The terms of your Option are as specified in the Grant Notice and this Global Stock Option Agreement, including any additional terms and conditions for your country set forth in the appendix hereto (the “Appendix” and, together with the Global Stock Option Agreement, the “Agreement”). Capitalized terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the meanings set forth in the Grant Notice or Plan, as applicable.

The general terms and conditions applicable to your Option are as follows:

1. GOVERNING PLAN DOCUMENT. Your Option is subject to all the provisions of the Plan, including but not limited to the provisions in:

(a) Section 7 regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your Option;

(b) Section 10(e) regarding the Company’s or an Affiliate’s retained rights, as applicable, to terminate your Continuous Service notwithstanding the grant of your Option; and

(c) Section 9 regarding the tax consequences of your Option.

Your Option is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the Agreement and the provisions of the Plan, the provisions of the Plan shall control.

2. VESTING. Your Option will vest as provided in your Grant Notice, subject to the provisions contained herein and the terms of the Plan. Vesting will cease upon the termination of your Continuous Service.

3. EXERCISE.

(a) You may generally exercise the vested portion of your Option for whole shares of Common Stock at any time during its term by delivery of payment of the exercise price and other required documentation to the Plan Administrator in accordance with the exercise procedures established by the Plan Administrator, which may include an electronic submission. Please review Sections 5(i), 5(j) and 8(b)(v) of the Plan, which may restrict or prohibit your ability to exercise your Option during certain periods.

(b) To the extent permitted by Applicable Law, you may pay your Option exercise price as follows:

(i) cash, check, bank draft or money order;

(ii) subject to Company and/or Committee consent at the time of exercise, pursuant to a “cashless exercise” program as further described in Section 5(c)(ii) of the Plan if at the time of exercise the Common Stock is publicly traded;

(iii) subject to Company and/or Committee consent at the time of exercise, by delivery of previously owned shares of Common Stock as further described in Section 5(c)(iii) of the Plan; or

(iv) subject to Company and/or Committee consent at the time of exercise, if your Option is a Nonstatutory Stock Option, by a “net exercise” arrangement as further described in Section 5(c)(iv) of the Plan.

(c) By accepting your Option, you agree that you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rules or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 3(c). The underwriters of the Company’s stock are intended third party beneficiaries of this Section 3(c) and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

4. TERM. You may not exercise your Option before the commencement of its term or after its term expires. The term of your Option commences on the Date of Grant and expires upon the earliest of the following:

(a) immediately upon the termination of your Continuous Service for Cause;

(b) three months after the termination of your Continuous Service for any reason other than Cause, Disability or death;

(c) 12 months after the termination of your Continuous Service due to your Disability;

(d) 18 months after your death if you die during your Continuous Service;

(e) immediately upon a Corporate Transaction if the Board has determined that the Option will terminate in connection with a Corporate Transaction,

(f) the Expiration Date indicated in your Grant Notice; or

(g) the day before the 10th anniversary of the Date of Grant.

Notwithstanding the foregoing, if you die during the period provided in Section 4(b) or 4(c) above, the term of your Option shall not expire until the earlier of (i) 18 months after your death, (ii) upon any termination of the Option in connection with a Corporate Transaction, (iii) the Expiration Date indicated in your Grant Notice, or (iv) the day before the tenth anniversary of the Date of Grant. Additionally, the Post-Termination Exercise Period of your Option may be extended as provided in Section 5(i) of the Plan.

To obtain the U.S. federal income tax advantages associated with an Incentive Stock Option, the Code requires that at all times beginning on the date of grant of your Option and ending on the day three months before the date of your Option’s exercise, you must be an employee of the Company or an Affiliate, except in the event of your death or Disability. If the Company provides for the extended exercisability of your Option under certain circumstances for your benefit, your Option will not necessarily be treated as an Incentive Stock Option if you exercise your Option more than three months after the date your employment terminates.

For purposes of your Option, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or any Affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of Applicable Law in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any), and such date will not be extended by any notice period (e.g., your period of Continuous Service will not include any contractual notice period or any period of “garden leave” or similar period mandated under Applicable Law in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any); the Plan Administrator shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of your Option (including whether you may still be considered to be providing services while on a leave of absence).

5. RESPONSIBILITY FOR TAXES.

(a) You acknowledge that, regardless of any action taken by the Company or, if different, the Affiliate for which you provide service (the “Service Recipient”), the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. You further acknowledge that the Company and/or your Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of your Option, including, but not limited to, the grant of your Option, the vesting or exercise of your Option, the subsequent sale of any shares of Common Stock acquired pursuant to the exercise of your Option and the receipt of any dividends; and (ii) do not commit to and are under no obligation to reduce or eliminate your liability for Tax-Related Items. Further, if you become subject to taxation in more than one jurisdiction, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) As further provided in Section 9 of the Plan and regardless of any action taken by the Company or the Service Recipient, you authorize the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items (the “Withholding Obligation”) by one or a combination of the following: (i) withholding from your wages or other cash compensation payable to you by the Company and/or the Service Recipient; (ii) withholding from proceeds of the sale of shares of Common Stock acquired upon exercise of your Option either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent); (iii) withholding from shares of Common Stock to be issued to you upon exercise of your Option; or (iv) any other method of withholding determined by the Company and permitted by Applicable Law. Unless the Withholding Obligation is satisfied, the Company shall have no obligation to deliver to you any shares of Common Stock in respect of your Option. In the event the Withholding Obligation arises prior to the exercise of your Option or it is determined after the delivery of the shares that the amount of the Withholding Obligation was greater than the amount withheld by the Company or the Service Recipient, you agree to indemnify and hold the Company and the Service Recipient, as applicable, harmless from any failure by the Company or the Service Recipient to withhold the proper amount. The manner in which the Withholding Obligation is satisfied shall be determined by the Company in its sole and absolute discretion.

(c) You agree to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient, as applicable, may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to permit the exercise of your Option or to issue or deliver the shares of Common Stock or the proceeds of the sale of shares of Common Stock if you fail to comply with your obligations in connection with the Tax-Related Items.

6. INCENTIVE STOCK OPTION DISPOSITION REQUIREMENT. If your Option is an Incentive Stock Option, you must notify the Company in writing within 15 days after the date of any disposition of any of the shares of the Common Stock issued upon exercise of your Option that occurs within two years after the date of your Option grant or within one year after such shares of Common Stock are transferred upon exercise of your Option.

7. NATURE OF GRANT. By accepting your Option, you acknowledge, understand and agree that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of your Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted in the past;

(c) all decisions with respect to future options or other grants, if any, will be at the sole discretion of the Company;

(d) your Option and your participation in the Plan shall not create a right to employment or other service relationship with the Company or any Affiliate;

(e) your Option and your participation in the Plan shall not interfere with the ability of the Company or the Service Recipient, as applicable, to terminate your Continuous Service;

(f) you are voluntarily participating in the Plan;

(g) your Option and the shares of Common Stock subject to your Option, and the income from and value of same, are not intended to replace any pension rights or compensation;

(h) your Option and the shares of Common Stock subject to your Option, and the income from and value of same, are not part of normal or expected compensation for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;

(i) unless otherwise agreed with the Company in writing, your Option and the shares of Common Stock subject to your Option, and the income from and value of same, are not granted as consideration for, or in connection with, the service you may provide as a director of an Affiliate;

(j) the future value of the underlying shares of Common Stock is unknown, indeterminable and cannot be predicted with certainty;

(k) if the price of the shares of Common Stock does not increase after the Date of Grant, your Option will have no value;

(l) no claim or entitlement to compensation or damages shall arise from forfeiture of your Option resulting from the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of Applicable Law in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any); and

(m) neither the Company, the Service Recipient nor any other Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the U.S. Dollar that may affect the value of your Option or of any amounts due to you pursuant to exercise of your Option or the subsequent sale of any shares of Common Stock acquired upon exercise.

8. TRANSFERABILITY. Except as otherwise provided in Section 5(e) of the Plan, your Option is not transferable, except by will or by the applicable laws of descent and distribution, and is exercisable during your life only by you.

9. CORPORATE TRANSACTION. Your Option is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.

10. NO LIABILITY FOR TAXES. As a condition to accepting the Option, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to any Tax-Related Items arising from the Option and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the Option and have either done so or knowingly and voluntarily declined to do so. Additionally, you acknowledge that the Option is exempt from Section 409A only if the exercise price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the U.S. Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Option. Additionally, as a condition to accepting the Option, you agree not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the U.S. Internal Revenue Service asserts that such exercise is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the U.S. Internal Revenue Service.

11. NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.

12. CHOICE OF LAW. Your Option and any controversy arising out of or relating to your Option shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

13. [DISPUTE RESOLUTION. Provided that you and the Company have not otherwise agreed to arbitrate claims in a separate agreement, to aid the rapid and economical resolution of disputes that may arise between you and the Company, and in exchange for the mutual promises contained in this Agreement, you and the Company agree that any and all disputes, claims, or causes of action, in law or equity, between you and the Company, including but not limited to those in connection with this Agreement, the Plan, your employment or other service relationship with the Company, statutory claims [For Massachusetts Employees Only: (including, but not limited to, the Massachusetts Antidiscrimination Act, Mass. Gen. Laws ch.151B and the Massachusetts Wage Act, Mass. Gen. Laws ch. 149)], common law claims, or otherwise, shall, except as expressly noted herein, be resolved pursuant to the Federal Arbitration Act, 9 U.S.C. § 1-16, to the fullest extent permitted by law, by final, binding and confidential arbitration conducted by JAMS, Inc. (“JAMS”) or its successor, under its then applicable rules and procedures appropriate to the relief being sought (available upon request and also currently available at the following web addresses: (i) https://www.jamsadr.com/rules-employment-arbitration/ and (ii) https://www.jamsadr.com/rules-comprehensive-arbitration/ at a location closest to where you last performed services for the Company or another mutually agreeable location. In the event that JAMS is not available for arbitration in such location, you and the Company agree that any arbitration hereunder shall be conducted by the American Arbitration Association (“AAA”) or its successor, under such its then applicable rules and procedures appropriate to the relief being sought (available upon request and also currently available at the following web address: https://www.adr.org/Rules). You acknowledge that by agreeing to this arbitration procedure, both you and the Company waive the right to resolve any such dispute through a trial by jury or judge. This provision shall not be mandatory for any claim or cause of action to the extent applicable law prohibits subjecting such claim or cause of action to mandatory arbitration and such applicable law is not preempted by the Federal Arbitration Act or otherwise invalid (collectively, the “Excluded Claims”), including claims or causes of action alleging sexual harassment or a nonconsensual sexual act or sexual contact, or unemployment or workers’ compensation claims brought before the applicable state governmental agency. In the event you or the Company intend to bring multiple claims, including one of the Excluded Claims listed above, the Excluded Claims may be filed with a court, while any other claims will remain subject to mandatory arbitration. Nothing herein prevents you from filing and pursuing proceedings before a federal or state governmental agency, although if you choose to pursue a claim following the exhaustion of any applicable administrative remedies, that claim would be subject to this provision. In addition, with the exception of Excluded Claims arising out of 9 U.S.C., chapter 4, all claims, disputes, or causes of action under this Section, whether by you or the Company, must be brought in an individual capacity, and shall not be brought as a plaintiff (or claimant) or class member in any purported class or representative proceeding, nor joined or consolidated with the claims of any other person or entity. The arbitrator may not consolidate the claims of more than one person or entity, and may not preside over any form of representative or class proceeding. To the extent that the preceding sentences regarding class or representative claims or proceedings are found to violate applicable law or are otherwise found unenforceable, any claim(s) alleged or brought on behalf of a class or in a representative capacity shall proceed in a court of law rather than by arbitration. You will have the right to be represented by legal counsel at any arbitration proceeding. Questions of whether a claim is subject to arbitration under this agreement shall be decided by the arbitrator. Likewise, procedural questions which grow out of the dispute and bear on the final disposition are also matters for the arbitrator. Notwithstanding the foregoing, provided however, that if required by applicable law, a court and not the arbitrator may determine the enforceability of this paragraph with respect to Excluded Claims. The arbitrator shall: (a) have the authority to compel adequate discovery for the resolution of the dispute and to award such relief as would otherwise be permitted by law; and (b) issue a written statement signed by the arbitrator regarding the disposition of each claim and the relief, if any, awarded as to each claim, the reasons for the award, and the arbitrator’s essential findings and conclusions on which the award is based. The arbitrator shall be authorized to award all relief that you or the Company would be entitled to seek in a court of law. [For California and Hawaii Employees Only: The Company shall pay all arbitration administrative fees in excess of the administrative fees that you would be required to pay if the dispute were decided in a court of law.] [ For Employees Outside of California, Hawaii, Alaska: You and the Company shall equally share all arbitration administrative fees, or such fees shall be paid in such other manner to the extent required by, and in accordance with, applicable law to effectuate your and the Company’s agreement to arbitrate. To the extent the arbitration service does not collect or you otherwise do not pay an equal share of all arbitration administrative fees, and the Company pays your share, you acknowledge and agree that the Company shall be entitled to recover from you in a federal or state court of competent jurisdiction half of the arbitration fees invoiced to the parties (less any amounts you paid to the arbitration service).] [For Employees in Alaska: You and the Company shall equally share all arbitration administrative fees, or such fees shall be paid in such other manner to the extent required by, and in accordance with, applicable law to effectuate your and the Company’s agreement to arbitrate, provided that the Company will pay all arbitration fees in any wage and hour dispute]. Each party is responsible for its own attorneys’ fees, except as may be expressly set forth in your employee confidential information and inventions assignment agreement or as otherwise provided under applicable law. Nothing in this Agreement is intended to prevent either you or the Company from obtaining injunctive relief in court to prevent irreparable harm pending the conclusion of any such arbitration. Any awards or orders in such arbitrations may be entered and enforced as judgments in the federal and state courts of any competent jurisdiction. [For Illinois Employees Only: You and the Company acknowledge your right to (1) report any good faith allegation of unlawful employment practices to any appropriate federal, state, or local government agency that enforces anti-discrimination laws; (2) report any good faith allegation of criminal conduct to any appropriate federal, state, or local official; (3) participate in a proceeding with any appropriate federal, state, or local government agency that enforces anti-discrimination laws; (4) make any truthful statements or disclosures required by law, regulation, or legal process; and (5) request or receive confidential legal advice.]

[For Georgia and Nevada Employees Only: _________ By initialing here, I acknowledge that I have read and agree to the above arbitration provision.]

[For Vermont Employees Only: _______ By my signature here, I understand that this Agreement contains an agreement to arbitrate. After signing this document, I understand that I will not be able to bring a lawsuit concerning any dispute that may arise which is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, I agree to submit any such dispute to an impartial arbitrator as described above.]]

14. SEVERABILITY. If any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid

15. COMPLIANCE WITH LAW. Notwithstanding any other provision of the Plan or this Agreement, unless there is an exemption from any registration, qualification or other legal requirement applicable to the shares of Common Stock, the Company shall not be required to deliver any shares issuable upon exercise of your Option prior to the completion of any registration or qualification of the shares under any U.S. or non-U.S. federal, state or local securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. You understand that the Company is under no obligation to register or qualify the shares with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, you agree that the Company shall have unilateral authority to amend the Agreement without your consent to the extent necessary to comply with securities or other laws applicable to issuance of shares of Common Stock.

16. APPENDIX. Notwithstanding any provisions in this Global Stock Option Agreement, your Option shall be subject to any additional terms and conditions set forth in any Appendix for your country. Moreover, if you relocate to one of the countries included in the Appendix, the additional terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

17. IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on your participation in the Plan, on your Option and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

18. WAIVER. You acknowledge that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by you or any other participant.

19. INSIDER TRADING/MARKET ABUSE. You may be subject to insider trading restrictions and/or market abuse laws which may affect your ability to accept, acquire, sell or otherwise dispose of shares of Common Stock, rights to shares (e.g., your Option) or rights linked to the value of shares (e.g., phantom awards, futures) during such times you are considered to have “inside information” regarding the Company as defined in the laws or regulations in the applicable jurisdictions. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you placed before you possessed inside information. Furthermore, you could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Keep in mind third parties includes Employees and Consultants. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. You are responsible for complying with any restrictions and should speak to your personal advisor on this matter.

20. OTHER DOCUMENTS. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy.

21. QUESTIONS. If you have questions regarding these or any other terms and conditions applicable to your Option, including a summary of the applicable tax consequences, please see the Prospectus.

* * * *

RUBRIK, INC.

2024 EQUITY INCENTIVE PLAN

APPENDIX

TO GLOBAL STOCK OPTION AGREEMENT

Capitalized terms not explicitly defined in this Appendix but defined in the Global Stock Option Agreement (the “Option Agreement”) or the Plan will have the same meaning as in the Option Agreement or the Plan.

TERMS AND CONDITIONS

This Appendix forms part of the Agreement and includes additional terms and conditions that govern your Option granted to you under the Plan if you reside and/or work in one of the jurisdictions listed below.

If you are a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you relocate to another country after the grant of your Option, the Company shall, in its discretion, determine to what extent the additional terms and conditions contained herein shall be applicable to you.

NOTIFICATIONS

This Appendix may also include information regarding exchange controls and certain other issues of which you should be aware with respect to participation in the Plan. The information is based on the securities, exchange control, and other laws in effect in the respective countries as of March 2024. Such laws are often complex and change frequently. As a result, you should not rely on the information in this Appendix as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time you vest in or exercise your Option, acquire shares of Common Stock, or sell shares of Common Stock acquired under the Plan.

In addition, the information contained below is general in nature and may not apply to your particular situation. You should seek appropriate professional advice as to how the relevant laws in your country may apply to your situation.

If you are a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you relocate to another country after the grant of your Option, the notifications herein may not apply to you in the same manner.

TERMS AND CONDITIONS APPLICABLE TO ALL NON-U.S. GRANTEES

By accepting the your Option, you acknowledge, understand and agree to the following:

1. DATA PRIVACY NOTICE AND CONSENT. By accepting your Option, you are consenting to the processing of your personal data as follows:

(a) Data Collection and Usage. The Company is located at 3495 Deer Creek Road, Palo Alto, CA 94304, U.S.A. and grants your Option to you at its sole discretion. The Company and the Service Recipient collect, process and use your personal data, including your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, citizenship, job title, any shares of Common Stock or directorships held in the Company, and details of all Options canceled, vested, or outstanding in your favor, which the Company receives from you or the Service Recipient (“Data”). The Company collects the Data for purposes of implementing, administering and managing the Plan. The Company’s legal basis for the processing of the Data is your consent.

(b) Stock Plan Administration Service Providers. The Company may transfer Data to Solium Capital Inc. (including its affiliated companies) (collectively, “Solium”) and to E*TRADE Financial Services, Inc. (including its affiliated companies) (collectively, “E*TRADE”), both of whom are assisting the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share the Data with another company that serves in a similar manner. The Company’s service provider will open an account for you to receive shares of Common Stock. You will be asked to agree on separate terms and data processing practices with the service provider, which is a condition to your ability to participate in the Plan.

(c) International Data Transfers. The Company is based in U.S. and its service providers are based in the U.S. If you are outside the U.S., you should note that your country has enacted data privacy laws that are different from those of the U.S. The Company’s legal basis for the transfer of the Data is your consent.

(d) Data Retention. The Company will use the Data only as long as is necessary to implement, administer and manage your participation in the Plan or as required to comply with Applicable Law, exercise or defense of legal rights, or archiving, back-up, and deletion processes. This period may extend beyond the termination of your Continuous Service. When the Company no longer needs the Data, the Company will remove it from its systems to the fullest extent reasonably practicable. If the Company keeps Data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations.

(e) Voluntariness and Consequences of Consent Denial or Withdrawal. Your participation in the Plan and your grant of consent are purely voluntary. You may deny or withdraw your consent at any time. If you do not consent, or if you withdraw your consent, you cannot participate in the Plan. This would not affect your salary from the Service Recipient or your Continuous Service; you would merely forfeit the opportunities associated with the Plan.

(f) Data Subject Rights. You may have a number of rights under data privacy laws in your country. Depending on where you are based, your rights may include the right to (a) request access to or copies of Data, (b) rectification of incorrect Data, (c) deletion of Data, (d) restrictions on processing, (e) portability of Data, (f) lodge complaints with competent authorities in your country, and/or (g) a list with the names and addresses of any potential recipients of Data. To receive clarification regarding your rights or to exercise your rights, please contact the Company at 3495 Deer Creek Road, Palo Alto, CA 94304, U.S.A.

2. LANGUAGE. You acknowledge that you are sufficiently proficient in the English language, or have consulted with an advisor who is sufficiently proficient in the English language, so as to enable you to understand the provisions of this Agreement and the Plan. If you have received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control, unless otherwise required by Applicable Law.

3. EXCHANGE CONTROL, FOREIGN ASSET/ACCOUNT AND/OR TAX REPORTING. You may have certain foreign asset/account and/or tax reporting requirements that may affect your ability to acquire or hold shares of Common Stock under the Plan or cash received from participating in the Plan (including from any dividends or sale proceeds arising from the sale of shares of Common Stock) in a brokerage or bank account outside your country of residence. Your country may require that you report such accounts, assets or transactions to the applicable authorities in your country. You also may be required to repatriate cash received from participating in the Plan to your country within a certain period of time after receipt. You are responsible for knowledge of and compliance with any such regulations and should speak with your personal tax, legal and financial advisors regarding the same.

AUSTRALIA

Notifications

Securities Law Information. If you acquire shares of Common Stock pursuant to your Option and offer the shares of Common Stock for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. You should obtain legal advice on applicable disclosure obligations prior to making any such offer.

Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to the conditions in the Act).

AUSTRIA

Notifications

Exchange Control Information. If you hold securities (including shares of Common Stock acquired under the Plan) or cash (including proceeds from the sale of shares of Common Stock) outside of Austria, you may be subject to reporting obligations to the Austrian National Bank. If the value of the shares of Common Stock meets or exceeds EUR 5 million, you must report the securities held on a quarterly basis to the Austrian National Bank as of the last day of the quarter, on or before the 15th day of the month following the end of the calendar quarter. In all other cases, an annual reporting obligation applies and the report has to be filed as of December 31 on or before January 31 of the following year using the form P2.

In addition, if you sell shares of Common Stock, or receive any cash dividends on shares of Common Stock, you may have exchange control obligations if you hold the cash proceeds outside of Austria. If the transaction volume of all your accounts abroad exceeds EUR 10 million, you must report to the Austrian National Bank the movements and balances of all accounts on a monthly basis, as of the last day of the month, on or before the 15th day of the following month, on the prescribed form (Meldungen SI-Forderungen und/oder SI-Verpflichtungen).

BELGIUM

Notifications

Foreign Asset/Account Reporting Information. You are required to report any securities (e.g., shares of Common Stock acquired under the Plan) or bank accounts established outside Belgium on your annual tax return. In a separate report, Belgium residents are also required to provide the National Bank of Belgium with account details of any such foreign accounts (including the account number, bank name and country in which any such account is located). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption. You should consult a personal tax advisor with respect to the applicable reporting obligations.

Annual Securities Account Tax Information. A “securities accounts tax” imposes a 0.15% annual tax on the value of qualifying securities held in a Belgian or foreign securities account. The tax will not apply unless the total value of securities you hold in such an account exceeds an average of EUR 1 million on four reference dates within the relevant reporting period (i.e., December 31, March 31, June 30 and September 30). Different payment obligations may apply, depending on whether the securities account is held with a Belgian or foreign financial institution. You should consult a personal tax advisor for more information regarding your annual securities accounts tax payment obligations.

Stock Exchange Tax Information. A stock exchange tax applies to transactions executed by a Belgian resident through a non-Belgian financial intermediary, such as a U.S. broker. The stock exchange tax may apply to transactions under the Plan, such as the sale of shares of Common Stock acquired at exercise of your Option. You should consult with your personal tax advisor for additional details on your obligations with respect to the stock exchange tax.

CANADA

Terms and Conditions

Method of Exercise. Due to regulatory considerations in Canada, notwithstanding Section 5(c) of the Plan, you are not permitted to pay your Option exercise price with previously-owned shares of Common Stock or with shares of Common Stock to be issued upon exercise of your Option.

Termination. The following provision replaces the last paragraph in Section 4 of the Option Agreement: For purposes of your Option, your Continuous Service will be considered terminated, and the right (if any) to vest in your Option will terminate effective as of the date that is the earlier of: (a) the date that your Continuous Service is terminated; or (b) the date that you receive notice of termination of your Continuous Service, in either case regardless of any notice period, period of pay in lieu of such notice, or related payments or damages that are provided or required to be provided under Applicable Law. For greater certainty, you will not earn or be entitled to any pro-rated vesting of your Option for that portion of time before the date on which your Continuous Service is terminated (as determined under this provision) nor will you be entitled to any compensation for lost vesting.

Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued entitlement to vesting during a statutory notice period, your right to vest in your Option, if any, will terminate effective as of the last day of your minimum statutory notice period and you will not earn or be entitled to pro-rated vesting if any vesting date falls after the end of the statutory notice period, nor will you be entitled to any compensation for lost vesting.

The following terms and conditions apply to residents of Quebec:

Data Privacy. The following provision supplements Section 1 of this Appendix:

You hereby authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. You further authorize the Company, any Affiliate, Solium, E*TRADE and any other service provider which may assist the Company with the administration of the Plan to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in your employee file. You acknowledge that your personal information, including sensitive personal information, may be transferred or disclosed outside of the province of Quebec, including to the United States. You acknowledge that the Company and other parties involved in the administration of the Plan may use technology for profiling purposes and make automated decisions that may have an impact on you or the administration of the Plan.

Notifications

Securities Law Information. You acknowledge that you are permitted to sell the shares of Common Stock acquired under the Plan through Solium, E*TRADE, or other such stock plan service provider as may be selected by the Company in the future, provided the sale of the shares takes place outside of Canada through facilities of a stock exchange on which the Common Stock is listed. The Shares are currently listed on the New York Stock Exchange.

Foreign Asset/Account Reporting Information. Specified foreign property, including shares of Common Stock and rights to receive shares of Common Stock (e.g., your Option) of a non-Canadian company held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of the specified foreign property exceeds C$100,000 at any time during the year. Thus, your Option must be reported (generally at a nil cost) if the C$100,000 cost threshold is exceeded because of other specified foreign property held by the Optionee. When shares of Common Stock are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares of Common Stock. The ACB would ordinarily equal the fair market value of the shares of Common Stock at the time of acquisition, but if you own other shares of Common Stock, whether such shares are acquired inside and/or outside the Plan, the ACB of the shares of Common Stock acquired at exercise of your Option may have to be averaged with the ACB of the other shares. You should consult a personal tax advisor to ensure compliance with applicable reporting obligations.

DENMARK

Terms and Conditions

Danish Stock Option Act. By accepting your Option, you acknowledge that you have received an Employer Statement, translated into Danish, which is being provided to comply with the Danish Stock Option Act, as amended with effect from January 1, 2019, and is attached hereto as Annex A.

Notifications

Foreign Asset/Account Reporting Information. If you establish an account holding shares of Common Stock or cash outside Denmark, you must report the account and deposits to the Danish Tax Administration as part of your annual tax return under the section related to foreign affairs and income. You should consult with your personal legal advisor to ensure compliance with the applicable requirements.

FINLAND

There are no country-specific provisions.

FRANCE

Terms and Conditions

Nature of Award. This Stock Option is not intended to qualify for special tax and social security treatment applicable to stock options granted under Sections 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended.

Language Consent. By accepting your Option, you confirm having read and understood the documents related to the grant (the Plan and the Agreement), which were provided to you in English. You accept the terms of those documents accordingly.

Consentement Relatif à la Langue. En acceptant votre Option, vous confirmez avoir lu et compris les documents relatifs à l’octroi (le Plan et le Contrat d’Option), qui vous ont été fournis en anglais. Vous acceptez les termes de ces documents en conséquence.

Notifications

Foreign Asset/Account Reporting Information. French residents holding cash or securities (including shares of Common Stock acquired under the Plan) outside of France or maintaining foreign bank, securities or brokerage accounts (including accounts opened or closed during the tax year) must declare such assets and account to the French tax authorities when filing an annual tax return. You should consult a personal tax advisor to ensure compliance with applicable reporting obligations.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported to the German Federal Bank (Bundesbank). If you make or receive a payment in excess of €12,500 (including if you acquire shares of Common Stock under the Plan or receive dividends with a value in excess of this amount or sell shares of Common Stock via a foreign broker, bank, or service provider and receive proceeds in excess of this amount), and/or if the Company withholds or sells shares of Common Stock with a value in excess of €12,500 to cover Tax-Related Items, you must report the payment and/or the value of the Common Stock withheld or sold to the Bundesbank, either electronically using the “General Statistics Reporting Portal” (Allgemeines Meldeportal Statistik) available via the Bundesbank’s website (www.bundesbank.de) or by such other method (e.g., by email or telephone) as is permitted or required by the Bundesbank. The report must be submitted monthly or within such other timing as is permitted or required by the Bundesbank. You should consult your personal legal advisor to ensure compliance with the applicable reporting requirements.

INDIA

Notifications

Tax Collection at Source: If you exercise the Option by remitting cash out of India to pay the exercise price, you may be subject to a Tax Collection at Source if your annual remittances out of India exceed INR 700,000.

Exchange Control Information. Exchange control laws and regulations in India require that all proceeds resulting from the sale of shares of Common Stock and any dividends received in relation to such shares be repatriated to India within a specified period of time as prescribed under applicable Indian exchange control laws. Indian residents must obtain a foreign inward remittance certificate (“FIRC”) from the bank into which foreign currency is deposited and retain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India or the Service Recipient requests proof of repatriation. You may also be required to provide information regarding funds received from participation in the Plan to the Company or the Service Recipient to enable them to comply with their filing requirements under exchange control laws in India. As exchange control regulations can change frequently and without notice, you should consult with your personal tax or legal advisor before selling shares of Common Stock to ensure compliance with current obligations.

Foreign Asset/Account Reporting Information. You must declare the following items in your annual tax return: (i) foreign assets held (including shares of Common Stock acquired under the Plan), and (ii) any foreign bank accounts for which you have signing authority. It is your responsibility to comply with this reporting obligation to the extent it applies to you and you should consult with your personal tax or legal advisor regarding this reporting obligation.

INDONESIA

Terms and Conditions

Language Consent and Notification. A translation of the documents relating to this grant (i.e., the Plan and the Agreement) into Bahasa Indonesia can be provided to you upon request to your local human resources representative. By accepting the grant of your Option, you (i) confirm having read and understood the documents relating to this grant (i.e., the Plan and the Agreement) which were provided in the English language, (ii) accept the terms of those documents accordingly, and (iii) agree not to challenge the validity of this document based on Law No. 24 of 2009 on National Flag, Language, Coat of Arms and National Anthem or the implementing Presidential Regulation.

Persetujuan dan Pemberitahuan Bahasa. Terjemahan dokumen yang berkaitan dengan hibah ini (yaitu Rencana dan Perjanjian) ke dalam Bahasa Indonesia dapat diberikan kepada Anda atas permintaan perwakilan sumber daya manusia lokal Anda. Dengan menerima hibah Opsi Anda, Anda (i) mengonfirmasi telah membaca dan memahami dokumen yang berkaitan dengan hibah ini (yaitu Rencana dan Perjanjian) yang diberikan dalam bahasa Inggris, (ii) menerima persyaratan dokumen tersebut sesuai dengan itu , dan (iii) setuju untuk tidak menggugat keabsahan dokumen ini berdasarkan Undang-Undang Nomor 24 Tahun 2009 tentang Bendera Negara, Bahasa, Lambang dan Lagu Kebangsaan atau Peraturan Presiden pelaksana.

Notifications

Exchange Control Information. For foreign currency transactions exceeding USD 25,000, the document(s) underlying that transaction will have to be submitted to the relevant local bank. If Indonesian residents repatriate funds (e.g., proceeds from the sale of shares of Common Stock or dividends) into Indonesia, the Indonesian bank through which the transaction is made will submit a report of the transaction to the Bank of Indonesia. For transactions of USD 10,000 or more (or its equivalent in other currency), a more detailed description of the transaction must be included in the report and Indonesian residents may be required to provide information about the transaction to the bank in order to complete the transaction.

In addition, if there is a change of position in any foreign assets held (including shares of Common Stock), Indonesian residents must report this change (i.e., sale of shares of Common Stock) to the Bank of Indonesia no later than the 15th day of the month following the change in position.

Foreign Asset/Account Reporting Information. Indonesian residents have the obligation to report worldwide assets (including foreign accounts and shares of Common Stock acquired under the Plan) in their annual individual income tax return.

IRELAND

Notifications

Director Notification Information. Directors, shadow directors and secretaries of an Irish Affiliate must notify such Affiliate in writing upon (i) receiving or disposing of an interest in the Company (e.g., your Option, shares of Common Stock, etc.), (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time, in each case if the interest represents more than 1% of the Company. This notification requirement also applies with respect to the interests of any spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary). You should consult with your personal legal advisor as to whether or not this notification requirement applies.

ITALY

Terms and Conditions

Plan Document Acknowledgment. By accepting your Option, you acknowledge a copy of the Plan was made available to you, and that you have reviewed the Plan and the Agreement in their entirety and fully understand and accept all provisions of the Plan and the Agreement.

You further acknowledge that you have read and specifically and expressly approve the following provisions of the Agreement: Section 2 (“Vesting”); Section 3 (“Exercise”); Section 4 (“Term”); Section 5 (“Responsibility for Taxes”); Section 7 (“Nature of Grant”); Section 12 (“Choice of Law”); Section 13 (“Dispute Resolution”); Section 17 (“Imposition of Other Requirements”), and Section 1 (“Data Privacy”) and Section 2 (“Language”) of this Appendix.

Notifications

Foreign Asset/Account Reporting Information. If you hold investments abroad or foreign financial assets (e.g., cash, shares of Common Stock) that may generate income taxable in Italy, you must report them on your annual tax return (UNICO Form, RW Schedule) or on a special form if no tax return is due, irrespective of their value. The same reporting duties apply if you are a beneficial owner of the investments, even if you do not directly hold investments abroad or foreign financial assets.

Foreign Financial Asset Tax Information. The value of any shares of Common Stock (and certain other foreign assets) an Italian resident holds outside Italy may be subject to a foreign financial assets tax. The taxable amount is equal to the fair market value of the financial assets (e.g., shares of Common Stock) on December 31 or on the last day such shares were held (the tax is levied in proportion to the number of days the shares of Common Stock were held over the calendar year). The value of financial assets held abroad must be reported in Form RM of the annual tax return. You should consult a personal tax advisor for additional information about the foreign financial assets tax.

JAPAN

Notifications

Exchange Control Information. If you acquire shares of Common Stock valued at more than JPY 100 million in a single transaction, you must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days after the acquisition of the shares of Common Stock. You should consult with your personal tax advisor to determine your reporting obligations.

In addition, if you pay more than JPY 30 million in a single transaction for the acquisition of shares of Common Stock when exercising your Option, you must file a Payment Report with the Ministry of Finance through the Bank of Japan within 20 days of the date the payment is made. The precise reporting requirements vary depending on whether or not the relevant payment is made through a bank in Japan.

A Payment Report is required independently of a Securities Acquisition Report; therefore, you must file both a Payment Report and a Securities Acquisition Report if the total amount you pay in a single transaction for exercising your Option and purchasing shares of Common Stock exceeds JPY 100 million.

Foreign Asset/Account Reporting Information. Details of any assets held outside Japan (including Shares acquired under the Plan) as of December 31 of each year must be reported to the tax authorities on an annual basis, to the extent such assets have a total net fair market value exceeding JPY 50 million. Such report is due by March 15 each year. You should consult a personal tax advisor to determine if the reporting obligation applies to you and whether you will be required to include details of your outstanding Option in the report.

NETHERLANDS

There are no country-specific provisions.

NORWAY

There are no country-specific provisions.

SAUDI ARABIA

Notifications

Securities Law Information. The Agreement and related Plan documents may not be distributed in Saudi Arabia except to such persons as are permitted under the Rules on the Offer of Securities and Continuing Obligations issued by the Capital Market Authority.

The Capital Market Authority does not make any representation as to the accuracy or completeness of the Agreement, and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of the Agreement. Prospective acquirers of the securities offered hereby should conduct their own due diligence on the accuracy of the information relating to the securities. If you do not understand the contents of the Agreement, you should consult an authorized financial adviser.

SINGAPORE

Terms and Conditions

Restriction on Sale of Shares. To the extent your Option vests within six months of the Date of Grant, you may not dispose of the shares of Common Stock acquired pursuant to the exercise of your Option, or otherwise offer the shares of Common Stock to the public, prior to the six-month anniversary of the Date of Grant, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”) or pursuant to, and in accordance with the conditions of, any other applicable provisions of the SFA.

Notifications

Securities Law Information. Your Option is being granted pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA, is exempt from the prospectus and registration requirements under the SFA and is not made with a view to your Option or the underlying shares of Common Stock being subsequently offered for sale to any other party. The Plan has not been, and will not be, lodged or registered as a prospectus with the Monetary Authority of Singapore.

Director Notification Requirement. Any director (including an alternate, associate, substitute or shadow director) of a Singapore Affiliate must notify the Singapore Affiliate in writing within two business days of (i) becoming the registered holder of or acquiring an interest (e.g., your Option, shares of Common Stock) in the Company or any Affiliate, or becoming a director (as the case may be), or (ii) any change in a previously disclosed interest (e.g., sale of shares of Common Stock). These notification requirements apply regardless of whether the CEO or directors are residents of or employed in Singapore.

SWEDEN

Terms and Conditions

Responsibility for Taxes. The following provision supplements Section 5 of the Option Agreement:

Without limiting the Company and the Service Recipient’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 5 of the Option Agreement, by accepting the grant of your Option, you authorize the Company and/or the Service Recipient to withhold shares of Common Stock or to sell shares of Common Stock otherwise deliverable to you upon exercise of your Option in order to satisfy Tax-Related Items, regardless of whether the Company and/or the Service Recipient has an obligation to withhold such Tax-Related Items.

SWITZERLAND

Notifications

Securities Law Information. The offer to participate in the Plan and the issuance of any shares of Common Stock under the Plan is not intended to be a public offering in Switzerland. Neither the Agreement nor any other materials relating to your Option (i) constitutes a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services (“FinSA”), (ii) may be publicly distributed or otherwise made publicly available in Switzerland to any person other than an employee of the Company, or (iii) has been or will be filed with, approved or supervised by any Swiss reviewing body according to article 51 of FinSA or any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).

UNITED ARAB EMIRATES

Notifications

Securities Law Information. Your Option is granted under the Plan only to select service providers of the Company and its Affiliates and are in the nature of providing equity incentives to service providers in the United Arab Emirates. The Plan and the Agreement are intended for distribution only to such service providers and must not be delivered to, or relied on by, any other person. Prospective purchasers of the securities offered should conduct their own due diligence on the securities. If you do not understand the contents of the Plan and the Agreement, you should consult an authorized financial adviser. The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with the Plan. Neither the Ministry of Economy nor the Dubai Department of Economic Development has approved the Plan or the Agreement nor taken steps to verify the information set out herein, and has no responsibility for such documents.

UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes. The following provision supplements Section 5 of the Option Agreement:

Without limitation to Section 5 of the Option Agreement, you agree that you are liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items, as and when requested by the Company or the Service Recipient or by HM Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). You also agree to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on your behalf.

Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning Section 13(k) of the Exchange Act) at the time of the taxable event, the terms of the immediately foregoing provision may not apply to you if the indemnification is viewed as a loan. In such case, if the amount of any income tax due is not collected from or paid by you within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute an additional benefit to you on which additional income tax and National Insurance contributions (“NICs”) may be payable. You will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company or the Service Recipient (as appropriate) for the value of any employee NICs due on this additional benefit, which the Company or the Service Recipient may recover from you by any of the means referred to in the Plan or Section 5 of the Option Agreement.

Joint Election. As a condition of participation in the Plan, you agree to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Service Recipient (or any successor to the Company or the Service Recipient) in connection with your Option granted under this Agreement, any other option granted by the Company in the past and any event giving rise to Tax-Related Items (the “Service Recipient’s NICs”). Without limitation to the foregoing, you agree to enter into a joint election with the Company (the “Joint Election”), the form of such Joint Election being formally approved by HMRC, and to execute any other consents or elections required to accomplish the transfer of the Service Recipient’s NICs to you. You further agree to execute such other joint elections as may be required between you and any successor to the Company and/or the Service Recipient. You further agree that the Company and/or the Service Recipient may collect the Service Recipient’s NICs from you by any of the means set forth in Section 5 of the Option Agreement.

If you do not enter into a Joint Election, or if approval of the Joint Election has been withdrawn by HMRC, the Company, in its sole discretion and without any liability to the Company or the Service Recipient, may choose not to issue or deliver any shares of Common Stock to you upon exercise of your Option.

Rubrik, Inc.

Attachment to U.K. Section of Appendix

Important Note on the Election to Transfer Employer’s National Insurance Liability to the Employee

If you are or may be liable for National Insurance contributions (“NICs”) in the United Kingdom in connection with your participation in the Rubrik, Inc. 2024 Equity Incentive Plan (the “Plan”), you are required to enter into a Joint Election for the Transfer of Liability for Employer National Insurance Contributions to the Employee (the “Election”). The Election acts to transfer to you any liability for employer’s NICs that may arise in connection with your participation in the Plan.

By entering into the Election:

•	you agree that any employer’s NICs liability that may arise in connection with your participation in the Plan will be transferred to you;

•

you authorise your employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from your salary or other payments due or the sale of sufficient shares acquired pursuant to your awards; and

•

you acknowledge that even if you have clicked on the [“ACCEPT”] box where indicated, the Company or your employer may still require you to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election.

The Election is attached hereto. Please read the Election carefully.

Election to Transfer the Employer’s

National Insurance Liability to the Employee

1.	PARTIES

This Election to Transfer the Employer’s National Insurance Liability to the Employee (this “Election”) is between:

(A)

The individual who has gained access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock options (“Options”) and/or restricted stock units (“Restricted Stock Units,” and together with Options, “Awards”) pursuant to the terms and conditions of the Rubrik, Inc. 2024 Equity Incentive Plan, as may be amended from time to time (the “Plan”), and

(B)	Rubrik, Inc. of 3495 Deer Creek Road, Palo Alto CA, 94304, U.S.A. (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

2.	PURPOSE OF ELECTION

2.1	This Election relates to all Awards granted to the Employee under the Plan up to the termination date of the Plan.

2.2	In this Election the following words and phrases have the following meanings:

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

“Relevant Employment Income” from Awards on which the Employer’s National Insurance Contributions becomes due is defined as:

(i)	an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(ii)	an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(iii)	any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)	the acquisition of securities pursuant to the Awards (within the meaning of section 477(3)(a) of ITEPA);

(B)	the assignment (if applicable) or release of the Awards in return for consideration (within the meaning of section 477(3)(b) of ITEPA);

(C)	the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

“SSCBA” means the Social Security Contributions and Benefits Act 1992.

“Taxable Event” means any event giving rise to Relevant Employment Income.

2.3

This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

2.4

This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.5

This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.6

Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Award Agreement pursuant to which the Awards were granted. This Election will have effect in respect of the Awards and any awards which replace or replaced the Awards following their grant in circumstances where section 483 of ITEPA applies.

3.	ELECTION

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that by accepting the Awards, (whether by clicking on the “ACCEPT” box where indicated in the Company’s electronic acceptance procedure or by signing the Grant Notice in hard copy) or by signing this Election (whether electronically or in hard copy), he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

4.	PAYMENT OF THE EMPLOYER’S LIABILITY

4.1	The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(iv)	by any other means specified in the Award Agreement pursuant to which the Awards were granted.

4.2

The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the Awards to the Employee until full payment of the Employer’s Liability is received.

4.3

The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue and Customs on behalf of the Employee within fourteen (14) days after the end of the UK tax month during which the Taxable Event occurs (or within seventeen (17) days after the end of the UK tax month during which the Taxable Event occurs, if payments are made electronically).

5.	DURATION OF ELECTION

5.1

The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2	This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

iii)	on the date HM Revenue and Customs withdraws approval of this Election; or

(iv)

after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

Acceptance by the Employee

The Employee acknowledges that by accepting the Awards (whether by clicking on the “ACCEPT” box where indicated in the Company’s electronic acceptance procedure or by signing the Grant Notice in hard copy) or by signing this Election, (whether electronically or in hard copy) the Employee agrees to be bound by the terms of this Election.

Signed

The Employee

Acceptance by the Company

The Company acknowledges that, by arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signed for and on behalf of the Company

Peter McGoff Chief Legal Officer

SCHEDULE OF EMPLOYER COMPANIES

The following are the employing companies to which this Joint Election may apply:

Rubrik UK Limited

Registered Office:	100 New Bridge Street, London EC4V6JA

Company Registration Number:	11375501

Corporation Tax Reference:	[intentionally omitted]

PAYE Reference:	[intentionally omitted]

Annex A

SPECIAL NOTICE FOR EMPLOYEES IN DENMARK

EMPLOYER STATEMENT

If Section 3(1) of the Act on Stock Options in employment relations (the “Stock Option Act”) applies to your Option grant, you are entitled to receive the following information regarding the Plan in a separate written statement.

This statement contains only the information mentioned in the Stock Option Act, while the other terms and conditions of your Option grant are described in detail in the Plan and the Agreement, which has been made available to you.

Capitalized terms in this Employer Statement shall have the meaning specified in the Agreement or the Plan, unless a different meaning is specified herein.

1.	Date of grant of unfunded right to receive stock upon satisfying certain conditions

The Date of Grant of your Option under the Plan is the date that the Committee approved a grant for you and determined it would be effective, which is set forth in the Agreement.

2.	Terms or conditions for grant of a right to future award of stock

The grant of your Option under the Plan is made at the sole discretion of the Company. Employees of the Company and its Affiliates are eligible to participate in the Plan. The Committee has broad discretion to determine who will receive an Option and to set the terms and conditions of the Option. The Company may decide, in its sole discretion, not to grant Options to you in the future. Under the terms of the Plan and the Agreement, you have no entitlement or claim to receive future grants of Options.

3.	Exercise Date or Period

Your Option will vest and become exercisable over a period of time (as set forth in the Agreement) subject to your Continuous Service through the applicable vesting date and other conditions set forth in the Plan and Agreement. Your Option will remain exercisable until it has been exercised or the Expiration Date. In no event can your Option be exercised after the Expiration Date.

4.	Exercise Price

Once vested, your Option can be exercised to purchase shares of Common Stock at a price determined by the Committee and set forth in the Agreement, which may not be less than the Fair Market Value of shares of Common Stock on the date your Option is granted, as determined in accordance with the Plan.

5.	Your rights upon termination of service

Vesting of your Option shall terminate upon your termination of Continuous Service, as described in the final paragraph of Section 4 of the Agreement.

6.	Financial aspects of participating in the Plan

The grant of your Option has no immediate financial consequences for you. The value of your Option is not taken into account when calculating holiday allowances, pension contributions or other statutory consideration calculated on the basis of salary.

Shares of Common Stock are financial instruments. The future value of the shares of Common Stock is unknown and cannot be predicted with certainty.

Rubrik, Inc.

3495 Deer Creek Road

Palo Alto CA, 94304

U.S.A.

SÆRLIG MEDDELELSE TIL MEDARBEJDERE I DANMARK ARBEJDSGIVERERKLÆRING

Såfremt din tildeling af Optioner er omfattet af § 3, stk. 1, i lov om brug af køberet eller tegningsret til aktier m.v. i ansættelsesforhold (“Aktieoptionsloven”), er du berettiget til i en særskilt skriftlig erklæring at modtage følgende oplysninger om Planen.

Denne erklæring indeholder kun de oplysninger, der er nævnt i Aktieoptionsloven, medens de øvrige kriterier og betingelser for din tildeling af Optioner er beskrevet nærmere i Planen og i Aftalen, som du har fået adgang til.

Ord, der i denne Arbejdsgivererklæring er skrevet med stort begyndelsesbogstav, har den betydning, der er anført i Aftalen eller Planen, medmindre andet er anført i denne Arbejdsgivererklæring.

1.	Tidspunkt for tildeling af en vederlagsfri ret til at modtage aktier mod opfyldelse af visse betingelser

Tidspunktet for tildelingen af dine Optioner er den dag, hvor Udvalget godkendte din tildeling og besluttede, at den skulle træde i kraft. Tidspunktet fremgår af Aftalen.

2.	Kriterier eller betingelser for tildeling af retten til senere at få tildelt aktier

Tildelingen af Optioner i henhold til Planen sker efter Selskabets eget skøn. Medarbejdere i Selskabet og dets Tilknyttede Selskaber kan deltage i Planen. Udvalget har vide beføjelser til at bestemme, hvem der skal modtage en Option, samt til at fastsætte betingelserne for Optionen. Selskabet kan frit vælge ikke fremover at tildele dig Optioner. I henhold til bestemmelserne i Planen og Aftalen har du hverken ret til eller krav på i fremtiden at få tildelt Optioner.

3.	Udnyttelsestidspunkt eller -periode

Din Option modnes over en periode (som anført i Aftalen), hvorefter den vil kunne udnyttes, forudsat at du på modningsdatoen opfylder betingelsen om Fortsat Ansættelse og de øvrige betingelser i Planen og Aftalen. Optionen kan herefter udnyttes én gang, og kun indtil Udløbsdatoen er nået. Optionen kan ikke udnyttes efter Udløbsdatoen.

4.	Udnyttelseskurs

Optionen kan, når den er modnet, udnyttes til at købe Ordinære Aktier til en af Udvalget fastsat kurs som anført i Aftalen. Kursen skal som minimum svare til Markedskursen for de Ordinære Aktier på datoen for tildeling af Optionen som fastsat i henhold til Planen.

5.	Din retsstilling i forbindelse med fratræden

Modning af Optionen ophører, når du ikke længere er i Fortsat Ansættelse, jf. sidste afsnit i Aftalens pkt. 4.

6.	Økonomiske aspekter ved at deltage i Planen

Tildelingen af Optionen har ingen umiddelbare økonomiske konsekvenser for dig. Værdien af Optionen indgår ikke i beregningen af feriepenge, pensionsbidrag eller øvrige lovpligtige vederlagsafhængige ydelser.

Ordinære Aktier er finansielle instrumenter. Den fremtidige værdi af de Ordinære Aktier kendes ikke og kan ikke forudsiges med sikkerhed.

Rubrik, Inc.

3495 Deer Creek Road

Palo Alto CA, 94304

U.S.A.

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ATTACHMENT II

2024 EQUITY INCENTIVE PLAN

ATTACHMENT III

RUBRIK, INC.

GLOBAL NOTICE OF EXERCISE

(2024 EQUITY INCENTIVE PLAN)

RUBRIK, INC.
[______]
[______]	Date of Exercise:

This constitutes notice to Rubrik, Inc. (the “Company”) that I elect to purchase the below number of shares of Common Stock of the Company (the “Shares”) by exercising my Option for the price set forth below. Capitalized terms not explicitly defined in this Global Notice of Exercise but defined in the Grant Notice, Agreement or 2024 Equity Incentive Plan (the “Plan”) shall have the meanings set forth in the Grant Notice, Agreement or Plan, as applicable. Use of certain payment methods is subject to Company and/or Committee consent and certain additional requirements set forth in the Agreement and the Plan.

Type of option (check one):	Incentive ☐	Nonstatutory ☐

Date of Grant:

Number of Shares as
to which Option is
exercised:

Certificates to be
issued in name of:

Total exercise price:	$

Cash, check, bank draft or
money order delivered
herewith:	$

Value of Shares
delivered herewith:	$

Regulation T Program
(cashless exercise):	$

Value of Shares
pursuant to net exercise:	$

By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Plan, (ii) to satisfy any Withholding Obligation, if any, relating to the exercise of this Option as set forth in the Agreement, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within 15 days after the date of any disposition of any of the Shares issued upon exercise of this Option that occurs within two years after the Date of Grant or within one year after such Shares are issued upon exercise of this Option.

I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company for a period of one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act (or such longer period as the underwriters or the Company shall request to facilitate compliance with FINRA Rule 2241 or any successor or similar rule or regulation) (the “Lock-Up Period”). I further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

Very truly yours,

2

RUBRIK, INC.

GLOBAL RSU AWARD GRANT NOTICE

(2024 EQUITY INCENTIVE PLAN)

Rubrik, Inc. (the “Company”) has awarded to you (the “Participant”) the number of restricted stock units specified and on the terms set forth below in consideration of your services (the “RSU Award”). Your RSU Award is subject to all of the terms and conditions as set forth herein and in the Rubrik, Inc. 2024 Equity Incentive Plan (the “Plan”) and the Global RSU Award Agreement, including any additional terms and conditions for your country set forth in the appendix thereto (the “Appendix” and, together with the Global RSU Award Agreement, the “Agreement”), all of which are attached hereto and incorporated herein in their entirety. Capitalized terms not explicitly defined herein but defined in the Plan or the Agreement shall have the meanings set forth in the Plan or the Agreement, as applicable.

Participant:
Date of Grant:
Vesting Commencement Date:
Number of Restricted Stock Units:

Vesting Schedule: [____________________________________________________] Notwithstanding the foregoing, vesting shall terminate upon the Participant’s termination of Continuous Service, as described in the second paragraph of Section 2 of the Agreement.

Issuance Schedule: One share of Common Stock will be issued at the time set forth in Section 5 of the Agreement for each restricted stock unit which vests.

Participant Acknowledgements: By your acceptance of the Agreement, you understand and agree that:

•

The RSU Award is governed by this Global RSU Award Grant Notice (the “Grant Notice”), and the provisions of the Plan and the Agreement, all of which are made a part of this document. Unless otherwise provided in the Plan or the Agreement, this Grant Notice and the Agreement (together, the “RSU Award Documents”) may not be modified, amended or revised except in a writing signed by you and a duly authorized officer of the Company.

•

You have read and are familiar with the provisions of the Plan, the RSU Award Documents and the Prospectus. In the event of any conflict between the provisions in the RSU Award Documents, or the Prospectus and the terms of the Plan, the terms of the Plan shall control.

•

The RSU Award Documents set forth the entire understanding between you and the Company regarding the acquisition of Common Stock and supersede all prior oral and written agreements, promises and/or representations on that subject with the exception of: (i) other equity awards previously granted to you, and (ii) any written employment agreement, offer letter, severance agreement, written severance plan or policy, or other written agreement between the Company or an Affiliate, as applicable, and you in each case that specifies the terms that should govern this RSU Award.

RUBRIK, INC.		PARTICIPANT:

By:
	Signature		Signature

Title:		Date:

Date:

ATTACHMENTS: Global RSU Award Agreement, 2024 Equity Incentive Plan, Prospectus

By accepting this Agreement pursuant to the Company’s instructions (including through an online acceptance process), you declare that you expressly agree with the data processing practices described in Section 1 of the Appendix and consent to the collection, processing and use of Data by the Company and the transfer of Data to the recipients mentioned in Section 1 of the Appendix, including recipients located in countries which do not provide an adequate level of protection from a European (or other non-U.S.) data protection law perspective, for the purposes described in Section 1 of the Appendix.

You are required to affirmatively accept this Agreement prior to the first vest date. If you wish to decline this RSU Award, you must reject this Agreement prior to the first vest date. If you do not affirmatively accept or reject this Agreement prior to the first vest date, you will be deemed to have accepted the RSU Award and all the terms and conditions set forth in this Agreement, unless the Company, in its discretion, determines that affirmative acceptance of the RSU Award is required, in which case the Company may cancel the RSU Award. If (a) you reject this Agreement or (b) you do not provide affirmative acceptance by the first vest date and the Company determines, in its discretion, that such acceptance was required, the RSU Award will be cancelled and no benefits from the RSU Award nor any payment or benefits in lieu of the RSU Award will be provided to you.

PARTICIPANT:

ATTACHMENT I

RUBRIK, INC.

GLOBAL RSU AWARD AGREEMENT

(2024 EQUITY INCENTIVE PLAN)

As reflected by your Global RSU Award Grant Notice (“Grant Notice”), Rubrik, Inc. (the “Company”) has granted you a RSU Award under the Rubrik, Inc. 2024 Equity Incentive Plan (the “Plan”) for the number of restricted stock units as indicated in your Grant Notice (the “RSU Award”). The terms of your RSU Award are as specified in the Plan, the Grant Notice and this Global RSU Award Agreement, including any additional terms and conditions for your country set forth in the appendix hereto (the “Appendix” and, collectively, the “Agreement”). Capitalized terms not explicitly defined in this Agreement but defined in the Grant Notice or the Plan shall have the same definitions as in the Grant Notice or Plan, as applicable.

The general terms applicable to your RSU Award are as follows:

1. GOVERNING PLAN DOCUMENT. Your RSU Award is subject to all the provisions of the Plan, including but not limited to the provisions in:

(a) Section 7 regarding the impact of a Capitalization Adjustment, dissolution, liquidation, or Corporate Transaction on your RSU Award;

(b) Section 10(e) regarding the Company’s or an Affiliate’s retained rights, as applicable, to terminate your Continuous Service notwithstanding the grant of the RSU Award; and

(c) Section 9 regarding the tax consequences of your RSU Award.

Your RSU Award is further subject to all interpretations, amendments, rules and regulations, which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the Agreement and the provisions of the Plan, the provisions of the Plan shall control.

2. GRANT OF THE RSU AWARD. This RSU Award represents your right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units indicated in the Grant Notice as modified to reflect any Capitalization Adjustment and subject to your satisfaction of the vesting conditions set forth therein (the “Restricted Stock Units”). Any additional Restricted Stock Units that become subject to the RSU Award pursuant to Capitalization Adjustments as set forth in the Plan and the provisions of Section 3 below, if any, shall be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of delivery as applicable to the other Restricted Stock Units covered by your RSU Award.

For purposes of the RSU Award, your Continuous Service will be considered terminated as of the date you are no longer actively providing services to the Company or any Affiliate (regardless of the reason for such termination and whether or not later found to be invalid or in breach of Applicable Laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any), and such date will not be extended by any notice period (e.g., your period of Continuous Service will not include any contractual notice period or any period of “garden leave” or similar period mandated under Applicable Laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any); the Plan Administrator shall have the exclusive discretion to determine when you are no longer actively providing services for purposes of your RSU Award (including whether you may still be considered to be providing services while on a leave of absence).

3. DIVIDENDS. You shall receive no benefit or adjustment to this RSU Award with respect to any cash dividend, stock dividend or other distribution that does not result from a Capitalization Adjustment; provided, however, that this sentence will not apply with respect to any shares of Common Stock that are delivered to you in connection with your RSU Award after such shares have been delivered to you.

4. RESPONSIBILITY FOR TAXES.

(a) You acknowledge that, regardless of any action taken by the Company or, if different, the Affiliate for which you provide service (the “Service Recipient”), the ultimate liability for all Tax-Related Items is and remains your responsibility and may exceed the amount, if any, actually withheld by the Company or the Service Recipient. You further acknowledge that the Company and/or your Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSU Award, including, but not limited to, the grant of the RSU Award, the vesting of the RSU Award, the issuance of shares in settlement of vesting of the RSU Award, the subsequent sale of any shares of Common Stock acquired pursuant to the RSU Award and the receipt of any dividends or dividend equivalents; and (ii) do not commit to and are under no obligation to reduce or eliminate your liability for Tax-Related Items. Further, if you become subject to taxation in more than one jurisdiction, you acknowledge that the Company and/or the Service Recipient (or former service recipient, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b) As further provided in Section 9 of the Plan and regardless of any action taken by the Company or the Service Recipient, you authorize the Company and/or the Service Recipient, or their respective agents, at their discretion, to satisfy any applicable withholding obligations with regard to all Tax-Related Items (the “Withholding Obligation”) by one or a combination of the following: (i) withholding from your wages or other cash compensation payable to you by the Company and/or the Service Recipient; (ii) withholding from proceeds of the sale of shares of Common Stock acquired upon settlement of the Restricted Stock Units either through a voluntary sale or through a mandatory sale arranged by the Company (on your behalf pursuant to this authorization without further consent); (iii) withholding from shares of Common Stock to be issued to you upon settlement of the RSU Award; or (iv) any other method of withholding determined by the Company and permitted by Applicable Law. Unless the Withholding Obligation is satisfied, the Company shall have no obligation to deliver to you any shares of Common Stock in respect of the RSU Award. In the event the Withholding Obligation arises prior to the delivery to you of Common Stock or it is determined after the delivery of the shares that the amount of the Withholding Obligation was greater than the amount withheld by the Company or the Service Recipient, you agree to indemnify and hold the Company and the Service Recipient, as applicable, harmless from any failure by the Company or the Service Recipient to withhold the proper amount. The manner in which the Withholding Obligation is satisfied shall be determined by the Company in its sole and absolute discretion.

2

(c) You agree to pay to the Company or the Service Recipient any amount of Tax-Related Items that the Company or the Service Recipient, as applicable, may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to permit the settlement of the Restricted Stock Units or to issue or deliver the shares of Common Stock or the proceeds of the sale of shares of Common Stock if you fail to comply with your obligations in connection with the Tax-Related Items.

5. DATE OF ISSUANCE.

(a) The issuance of shares in respect of the Restricted Stock Units is intended to comply with U.S. Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner. Subject to the satisfaction of the Withholding Obligation, if any, in the event one or more Restricted Stock Units vests, the Company shall issue to you one (1) share of Common Stock for each Restricted Stock Unit that vests on the applicable vesting date(s) (subject to any adjustment under Section 3 above, and subject to any different provisions in the Grant Notice). Each issuance date determined by this paragraph is referred to as an “Original Issuance Date.”

(b) If the Original Issuance Date falls on a date that is not a business day, delivery shall instead occur on the following business day. In addition, if:

(i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective policy on trading in Company securities, or (2) on a date when you are otherwise permitted to sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement)), and

(ii) either (1) a Withholding Obligation does not apply, or (2) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Withholding Obligation by withholding shares of Common Stock from the shares otherwise due, on the Original Issuance Date, to you under this RSU Award, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to satisfy the Withholding Obligation in cash, then the shares that would otherwise be issued to you on the Original Issuance Date will not be delivered on such Original Issuance Date and will instead be delivered on the first business day when you are not prohibited from selling shares of the Company’s Common Stock in the open public market, but in no event later than December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or, if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the applicable year following the year in which the shares of Common Stock under this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).

3

(a) To the extent the RSU Award is a Non-Exempt RSU Award, the provisions of Section 12 of the Plan shall apply.

6. NATURE OF GRANT. By accepting the RSU Award, you acknowledge, understand and agree that:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b) the grant of the RSU Award is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of restricted stock units, or benefits in lieu of restricted stock units, even if restricted stock units have been granted in the past;

(c) all decisions with respect to future RSU Awards or other grants, if any, will be at the sole discretion of the Company;

(d) the RSU Award and your participation in the Plan shall not create a right to employment or other service relationship with the Company or any Affiliate;

(e) the RSU Award and your participation in the Plan shall not interfere with the ability of the Company or the Service Recipient, as applicable, to terminate your Continuous Service;

(f) you are voluntarily participating in the Plan;

(g) the RSU Award and the shares of Common Stock subject to the RSU Award, and the income from and value of same, are not intended to replace any pension rights or compensation;

(h) the RSU Award and the shares of Common Stock subject to the RSU Award, and the income from and value of same, are not part of normal or expected compensation for any purpose, including but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, holiday pay, long-service awards, pension or retirement or welfare benefits or similar payments;

(i) unless otherwise agreed with the Company in writing, the RSU Award and the shares of Common Stock subject to the RSU Award, and the income from and value of same, are not granted as consideration for, or in connection with, the service you may provide as a director of an Affiliate;

4

(j) the future value of the underlying shares of Common Stock is unknown, indeterminable and cannot be predicted with certainty;

(k) no claim or entitlement to compensation or damages shall arise from forfeiture of the RSU Award resulting from the termination of your Continuous Service (for any reason whatsoever, whether or not later found to be invalid or in breach of Applicable Laws in the jurisdiction where you are providing service or the terms of your employment or other service agreement, if any); and

(l) neither the Company, the Service Recipient nor any other Affiliate shall be liable for any foreign exchange rate fluctuation between your local currency and the U.S. dollar that may affect the value of the RSU Award or of any amounts due to you pursuant to the settlement of the RSU Award or the subsequent sale of any shares of Common Stock acquired upon settlement.

7. TRANSFERABILITY. Except as otherwise provided in the Plan, your RSU Award is not transferable, except by will or by the applicable laws of descent and distribution.

8. CORPORATE TRANSACTION. Your RSU Award is subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on your behalf with respect to any escrow, indemnities and any contingent consideration.

9. NO LIABILITY FOR TAXES. As a condition to accepting the RSU Award, you hereby (a) agree to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to any Tax-Related Items arising from the RSU Award and (b) acknowledge that you were advised to consult with your own personal tax, financial and other legal advisors regarding the tax consequences of the RSU Award and have either done so or knowingly and voluntarily declined to do so.

10. NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You should consult with your own personal tax, legal and financial advisors regarding your participation in the Plan before taking any action related to the Plan.

11. CHOICE OF LAW. The RSU Award and any controversy arising out of or relating to the RSU Award shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

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12. [DISPUTE RESOLUTION. Provided that you and the Company have not otherwise agreed to arbitrate claims in a separate agreement, to aid the rapid and economical resolution of disputes that may arise between you and the Company, and in exchange for the mutual promises contained in this Agreement, you and the Company agree that any and all disputes, claims, or causes of action, in law or equity, between you and the Company, including but not limited to those in connection with this Agreement, the Plan, your employment or other service relationship with the Company, statutory claims [For Massachusetts Employees Only: (including, but not limited to, the Massachusetts Antidiscrimination Act, Mass. Gen. Laws ch.151B and the Massachusetts Wage Act, Mass. Gen. Laws ch. 149)], common law claims, or otherwise, shall, except as expressly noted herein, be resolved pursuant to the Federal Arbitration Act, 9 U.S.C. § 1-16, to the fullest extent permitted by law, by final, binding and confidential arbitration conducted by JAMS, Inc. (“JAMS”) or its successor, under its then applicable rules and procedures appropriate to the relief being sought (available upon request and also currently available at the following web addresses: (i) https://www.jamsadr.com/rules-employment-arbitration/ and (ii) https://www.jamsadr.com/rules-comprehensive-arbitration/ at a location closest to where you last performed services for the Company or another mutually agreeable location. In the event that JAMS is not available for arbitration in such location, you and the Company agree that any arbitration hereunder shall be conducted by the American Arbitration Association (“AAA”) or its successor, under such its then applicable rules and procedures appropriate to the relief being sought (available upon request and also currently available at the following web address: https://www.adr.org/Rules). You acknowledge that by agreeing to this arbitration procedure, both you and the Company waive the right to resolve any such dispute through a trial by jury or judge. This provision shall not be mandatory for any claim or cause of action to the extent applicable law prohibits subjecting such claim or cause of action to mandatory arbitration and such applicable law is not preempted by the Federal Arbitration Act or otherwise invalid (collectively, the “Excluded Claims”), including claims or causes of action alleging sexual harassment or a nonconsensual sexual act or sexual contact, or unemployment or workers’ compensation claims brought before the applicable state governmental agency. In the event you or the Company intend to bring multiple claims, including one of the Excluded Claims listed above, the Excluded Claims may be filed with a court, while any other claims will remain subject to mandatory arbitration. Nothing herein prevents you from filing and pursuing proceedings before a federal or state governmental agency, although if you choose to pursue a claim following the exhaustion of any applicable administrative remedies, that claim would be subject to this provision. In addition, with the exception of Excluded Claims arising out of 9 U.S.C., chapter 4, all claims, disputes, or causes of action under this Section, whether by you or the Company, must be brought in an individual capacity, and shall not be brought as a plaintiff (or claimant) or class member in any purported class or representative proceeding, nor joined or consolidated with the claims of any other person or entity. The arbitrator may not consolidate the claims of more than one person or entity, and may not preside over any form of representative or class proceeding. To the extent that the preceding sentences regarding class or representative claims or proceedings are found to violate applicable law or are otherwise found unenforceable, any claim(s) alleged or brought on behalf of a class or in a representative capacity shall proceed in a court of law rather than by arbitration. You will have the right to be represented by legal counsel at any arbitration proceeding. Questions of whether a claim is subject to arbitration under this agreement shall be decided by the arbitrator. Likewise, procedural questions which grow out of the dispute and bear on the final disposition are also matters for the arbitrator. Notwithstanding the foregoing, provided however, that if required by applicable law, a court and not the arbitrator may determine the enforceability of this paragraph with respect to Excluded Claims. The arbitrator shall: (a) have the authority to compel adequate discovery for the resolution of the dispute and to award such relief as would otherwise be permitted by law; and (b) issue a written statement signed by the arbitrator regarding the disposition of each claim and the relief, if any, awarded as to each claim, the reasons for the award, and the arbitrator’s essential findings and conclusions on which the award is based. The arbitrator shall be authorized to award all relief that you or the Company would be entitled to seek in a court of law. [For California and Hawaii Employees Only: The Company shall pay all arbitration administrative fees in excess of the administrative fees that you would be required to pay if the dispute were decided in a court of law.] [ For Employees Outside of California, Hawaii, Alaska: You and the Company shall equally share all arbitration administrative fees, or such fees shall be paid in such other manner to the extent required by, and in accordance with, applicable law to effectuate your and the Company’s agreement to arbitrate. To the extent the arbitration service does not collect or you otherwise do not pay an equal share of all arbitration administrative fees, and the Company pays your share, you acknowledge and agree that the Company shall be entitled to recover from you in a federal or state court of competent jurisdiction half of the arbitration fees invoiced to the parties (less any amounts you paid to the arbitration service).] [For Employees in Alaska: You and the Company shall equally share all arbitration administrative fees, or such fees shall be paid in such other manner to the extent required by, and in accordance with, applicable law to effectuate your and the Company’s agreement to arbitrate, provided that the Company will pay all arbitration fees in any wage and hour dispute]. Each party is responsible for its own attorneys’ fees, except as may be expressly set forth in your employee confidential information and inventions assignment agreement or as otherwise provided under applicable law. Nothing in this Agreement is intended to prevent either you or the Company from obtaining injunctive relief in court to prevent irreparable harm pending the conclusion of any such arbitration. Any awards or orders in such arbitrations may be entered and enforced as judgments in the federal and state courts of any competent jurisdiction. [For Illinois Employees Only: You and the Company acknowledge your right to (1) report any good faith allegation of unlawful employment practices to any appropriate federal, state, or local government agency that enforces anti-discrimination laws; (2) report any good faith allegation of criminal conduct to any appropriate federal, state, or local official; (3) participate in a proceeding with any appropriate federal, state, or local government agency that enforces anti-discrimination laws; (4) make any truthful statements or disclosures required by law, regulation, or legal process; and (5) request or receive confidential legal advice.]

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[For Georgia and Nevada Employees Only: _________ By initialing here, I acknowledge that I have read and agree to the above arbitration provision.]

[For Vermont Employees Only: _______ By my signature here, I understand that this Agreement contains an agreement to arbitrate. After signing this document, I understand that I will not be able to bring a lawsuit concerning any dispute that may arise which is covered by the arbitration agreement, unless it involves a question of constitutional or civil rights. Instead, I agree to submit any such dispute to an impartial arbitrator as described above.]]

13. SEVERABILITY. If any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

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14. COMPLIANCE WITH LAW. Notwithstanding any other provision of the Plan or this Agreement, unless there is an exemption from any registration, qualification or other legal requirement applicable to the shares of Common Stock, the Company shall not be required to deliver any shares issuable upon settlement of the RSU Award prior to the completion of any registration or qualification of the shares under any U.S. or non-U.S. federal, state, or local securities or exchange control law or under rulings or regulations of the U.S. Securities and Exchange Commission (“SEC”) or of any other governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Company shall, in its absolute discretion, deem necessary or advisable. You understand that the Company is under no obligation to register or qualify the shares with the SEC or any state or foreign securities commission or to seek approval or clearance from any governmental authority for the issuance or sale of the shares. Further, you agree that the Company shall have unilateral authority to amend the Agreement without your consent to the extent necessary to comply with securities or other laws applicable to issuance of shares of Common Stock.

15. APPENDIX. Notwithstanding any provisions in this Global RSU Award Agreement, the RSU Award shall be subject to any additional terms and conditions set forth in any Appendix for your country. Moreover, if you relocate to one of the countries included in the Appendix, the additional terms and conditions for such country will apply to you, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

16. IMPOSITION OF OTHER REQUIREMENTS. The Company reserves the right to impose other requirements on your participation in the Plan, on the RSU Award and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

17. WAIVER. You acknowledge that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by you or any other participant.

18. INSIDER TRADING/MARKET ABUSE. You may be subject to insider trading restrictions and/or market abuse laws which may affect your ability to accept, acquire, sell or otherwise dispose of shares of Common Stock, rights to shares (e.g., the RSU Award) or rights linked to the value of shares (e.g., phantom awards, futures) during such times you are considered to have “inside information” regarding the Company as defined in the laws or regulations in the applicable jurisdictions. Local insider trading laws and regulations may prohibit the cancellation or amendment of orders you placed before you possessed inside information. Furthermore, you could be prohibited from (i) disclosing the inside information to any third party (other than on a “need to know” basis) and (ii) “tipping” third parties or causing them otherwise to buy or sell securities. Keep in mind third parties includes Employees and Consultants. Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable insider trading policy of the Company. You are responsible for complying with any restrictions and should speak to your personal advisor on this matter.

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19. OTHER DOCUMENTS. You hereby acknowledge receipt of or the right to receive a document providing the information required by Rule 428(b)(1) promulgated under the Securities Act, which includes the Prospectus. In addition, you acknowledge receipt of the Company’s Trading Policy.

20. QUESTIONS. If you have questions regarding these or any other terms and conditions applicable to your RSU Award, including a summary of the applicable tax consequences, please see the Prospectus.

* * * *

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RUBRIK, INC.

2024 EQUITY INCENTIVE PLAN

APPENDIX

TO GLOBAL RSU AWARD AGREEMENT

Capitalized terms not explicitly defined in this Appendix but defined in the Global RSU Award Agreement (the “RSU Agreement”) or the Plan will have the same meaning as in the RSU Agreement or the Plan.

TERMS AND CONDITIONS

This Appendix forms part of the Agreement and includes additional terms and conditions that govern the RSU Award granted to you under the Plan if you reside and/or work in one of the jurisdictions listed below.

If you are a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you relocate to another country after the grant of the RSU Award, the Company shall, in its discretion, determine to what extent the additional terms and conditions contained herein shall be applicable to you.

NOTIFICATIONS

This Appendix may also include information regarding exchange controls and certain other issues of which you should be aware with respect to participation in the Plan. The information is based on the securities, exchange control, and other laws in effect in the respective countries as of March 2024. Such laws are often complex and change frequently. As a result, you should not rely on the information in this Appendix as the only source of information relating to the consequences of your participation in the Plan because the information may be out of date at the time you vest in the RSU Award, acquire shares of Common Stock, or sell shares of Common Stock acquired under the Plan.

In addition, the information contained below is general in nature and may not apply to your particular situation. You should seek appropriate professional advice as to how the relevant laws in your country may apply to your situation.

If you are a citizen or resident (or are considered as such for local law purposes) of a country other than the country in which you are currently residing and/or working, or if you relocate to another country after the grant of the RSU Award, the notifications herein may not apply to you in the same manner.

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TERMS AND CONDITIONS APPLICABLE TO ALL NON-U.S. GRANTEES

By accepting the RSU Award, you acknowledge, understand and agree to the following:

1. DATA PRIVACY NOTICE AND CONSENT. By accepting the RSU Award, you are consenting to the processing of your personal data as follows:

(a) Data Collection and Usage. The Company is located at 3495 Deer Creek Road, Palo Alto, CA 94304, U.S.A. and grants this RSU Award to you at its sole discretion. The Company and the Service Recipient collect, process and use your personal data, including your name, home address and telephone number, date of birth, social insurance number or other identification number, salary, citizenship, job title, any shares of Common Stock or directorships held in the Company, and details of all RSU Awards canceled, vested, or outstanding in your favor, which the Company receives from you or the Service Recipient (“Data”). The Company collects the Data for purposes of implementing, administering and managing the Plan. The Company’s legal basis for the processing of the Data is your consent.

(b) Stock Plan Administration Service Providers. The Company may transfer Data to Solium Capital Inc. (including its affiliated companies) (collectively, “Solium”) and to E*TRADE Financial Services, Inc. (including its affiliated companies) (collectively, “E*TRADE”), both of whom are assisting the Company with the implementation, administration and management of the Plan. In the future, the Company may select a different service provider and share the Data with another company that serves in a similar manner. The Company’s service provider will open an account for you to receive shares of Common Stock. You will be asked to agree on separate terms and data processing practices with the service provider, which is a condition to your ability to participate in the Plan.

(c) International Data Transfers. The Company is based in U.S. and its service providers are based in the U.S. If you are outside the U.S., you should note that your country has enacted data privacy laws that are different from those of the U.S. The Company’s legal basis for the transfer of the Data is your consent.

(d) Data Retention. The Company will use the Data only as long as is necessary to implement, administer and manage your participation in the Plan or as required to comply with Applicable Laws, exercise or defense of legal rights, or archiving, back-up, and deletion processes. This period may extend beyond the termination of your Continuous Service. When the Company no longer needs the Data, the Company will remove it from its systems to the fullest extent reasonably practicable. If the Company keeps Data longer, it would be to satisfy legal or regulatory obligations and the Company’s legal basis would be relevant laws or regulations.

(e) Voluntariness and Consequences of Consent Denial or Withdrawal. Your participation in the Plan and your grant of consent are purely voluntary. You may deny or withdraw your consent at any time. If you do not consent, or if you withdraw your consent, you cannot participate in the Plan. This would not affect your salary from the Service Recipient or your Continuous Service; you would merely forfeit the opportunities associated with the Plan.

(f) Data Subject Rights. You may have a number of rights under data privacy laws in your country. Depending on where you are based, your rights may include the right to (a) request access to or copies of Data, (b) rectification of incorrect Data, (c) deletion of Data, (d) restrictions on processing, (e) portability of Data, (f) lodge complaints with competent authorities in your country, and/or (g) a list with the names and addresses of any potential recipients of Data. To receive clarification regarding your rights or to exercise your rights, please contact the Company at 3495 Deer Creek Road, Palo Alto, CA 94304, U.S.A.

2. LANGUAGE. You acknowledge that you are sufficiently proficient in the English language, or have consulted with an advisor who is sufficiently proficient in the English language, so as to enable you to understand the provisions of this Agreement and the Plan. If you have received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control, unless otherwise required by Applicable Law.

3. EXCHANGE CONTROL, FOREIGN ASSET/ACCOUNT AND/OR TAX REPORTING. You may have certain foreign asset/account and/or tax reporting requirements that may affect your ability to acquire or hold shares of Common Stock under the Plan or cash received from participating in the Plan (including from any dividends or sale proceeds arising from the sale of shares of Common Stock) in a brokerage or bank account outside your country of residence. Your country may require that you report such accounts, assets or transactions to the applicable authorities in your country. You also may be required to repatriate cash received from participating in the Plan to your country within a certain period of time after receipt. You are responsible for knowledge of and compliance with any such regulations and should speak with your personal tax, legal and financial advisors regarding the same.

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AUSTRALIA

Notifications

Securities Law Information. This offer of Restricted Stock Units is being made under Division 1A, Part 7.12 of the Corporations Act 2001 (Cth).

Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Cth) (the “Act”) applies (subject to the conditions in the Act).

AUSTRIA

Notifications

Exchange Control Information. If you hold securities (including shares of Common Stock acquired under the Plan) or cash (including proceeds from the sale of shares of Common Stock) outside of Austria, you may be subject to reporting obligations to the Austrian National Bank. If the value of the shares of Common Stock meets or exceeds EUR 5 million, you must report the securities held on a quarterly basis to the Austrian National Bank as of the last day of the quarter, on or before the 15th day of the month following the end of the calendar quarter. In all other cases, an annual reporting obligation applies and the report has to be filed as of December 31 on or before January 31 of the following year using the form P2.

In addition, if you sell shares of Common Stock, or receive any cash dividends on shares of Common Stock, you may have exchange control obligations if you hold the cash proceeds outside of Austria. If the transaction volume of all your accounts abroad exceeds EUR 10 million, you must report to the Austrian National Bank the movements and balances of all accounts on a monthly basis, as of the last day of the month, on or before the 15th day of the following month, on the prescribed form (Meldungen SI-Forderungen und/oder SI-Verpflichtungen).

BELGIUM

Notifications

Foreign Asset/Account Reporting Information. You are required to report any securities (e.g., shares of Common Stock acquired under the Plan) or bank accounts established outside Belgium on your annual tax return. In a separate report, Belgium residents are also required to provide the National Bank of Belgium with account details of any such foreign accounts (including the account number, bank name and country in which any such account is located). This report, as well as additional information on how to complete it, can be found on the website of the National Bank of Belgium, www.nbb.be, under Kredietcentrales / Centrales des crédits caption. You should consult a personal tax advisor with respect to the applicable reporting obligations.

Annual Securities Account Tax Information. A “securities accounts tax” imposes a 0.15% annual tax on the value of qualifying securities held in a Belgian or foreign securities account. The tax will not apply unless the total value of securities you hold in such an account exceeds an average of EUR 1 million on four reference dates within the relevant reporting period (i.e., December 31, March 31, June 30 and September 30). Different payment obligations may apply, depending on whether the securities account is held with a Belgian or foreign financial institution. You should consult a personal tax advisor for more information regarding your annual securities accounts tax payment obligations.

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Stock Exchange Tax Information. A stock exchange tax applies to transactions executed by a Belgian resident through a non-Belgian financial intermediary, such as a U.S. broker. The stock exchange tax may apply to transactions under the Plan, such as the sale of shares of Common Stock acquired at settlement of the Restricted Stock Units. You should consult with your personal tax advisor for additional details on your obligations with respect to the stock exchange tax.

CANADA

Terms and Conditions

Issuance of Shares. The following provision supplements Section 5 of the RSU Agreement:

The grant of the Restricted Stock Units does not provide any right for you to receive a cash payment and the Restricted Stock Units will be settled in shares of Common Stock only.

Termination of Continuous Service. The following provision replaces the second paragraph of Section 2 of the RSU Agreement:

For purposes of the RSU Award, your Continuous Service will be considered terminated, and the right (if any) to vest in the Restricted Stock Units will terminate effective as of the date that is the earlier of: (a) the date that your Continuous Service is terminated; or (b) the date that you receive notice of termination of your Continuous Service, in either case regardless of any notice period, period of pay in lieu of such notice, or related payments or damages that are provided or required to be provided under Applicable Law. For greater certainty, you will not earn or be entitled to any pro-rated vesting of the Restricted Stock Units for that portion of time before the date on which your Continuous Service is terminated (as determined under this provision) nor will you be entitled to any compensation for lost vesting.

Notwithstanding the foregoing, if applicable employment standards legislation explicitly requires continued entitlement to vesting during a statutory notice period, your right to vest in the Restricted Stock Units, if any, will terminate effective as of the last day of your minimum statutory notice period and you will not earn or be entitled to pro-rated vesting if any vesting date falls after the end of the statutory notice period, nor will you be entitled to any compensation for lost vesting.

The following terms and conditions apply to residents of Quebec:

Data Privacy. The following provision supplements Section 1 of this Appendix:

You hereby authorize the Company or any Affiliate, including the Service Recipient, and any agents or representatives to discuss with and obtain all relevant information from all personnel, professional or non-professional, involved in the administration and operation of the Plan. You further authorize the Company, any Affiliate, Solium, E*TRADE and any other service provider which may assist the Company with the administration of the Plan to disclose and discuss the Plan with their advisors and to record all relevant information and keep such information in your employee file. You acknowledge that your personal information, including sensitive personal information, may be transferred or disclosed outside of the province of Quebec, including to the United States. You acknowledge that the Company and other parties involved in the administration of the Plan may use technology for profiling purposes and make automated decisions that may have an impact on you or the administration of the Plan.

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Notifications

Securities Law Information. You acknowledge that you are permitted to sell the shares of Common Stock acquired under the Plan through Solium, E*TRADE, or other such stock plan service provider as may be selected by the Company in the future, provided the sale of the shares takes place outside of Canada through facilities of a stock exchange on which the Common Stock is listed. The Shares are currently listed on the New York Stock Exchange.

Foreign Asset/Account Reporting Information. Specified foreign property, including shares of Common Stock and rights to receive shares of Common Stock (e.g., Restricted Stock Units) of a non-Canadian company held by a Canadian resident must generally be reported annually on a Form T1135 (Foreign Income Verification Statement) if the total cost of the specified foreign property exceeds C$100,000 at any time during the year. Thus, the Restricted Stock Units must be reported (generally at a nil cost) if the C$100,000 cost threshold is exceeded because of other specified foreign property held by you. When shares of Common Stock are acquired, their cost generally is the adjusted cost base (“ACB”) of the shares of Common Stock. The ACB would ordinarily equal the fair market value of the shares of Common Stock at the time of acquisition, but if you own other shares of Common Stock, whether such shares are acquired inside and/or outside of the Plan, the ACB of the shares of Common Stock acquired at settlement of the Restricted Stock Units may have to be averaged with the ACB of the other shares. You should consult a personal tax advisor to ensure compliance with applicable reporting obligations.

DENMARK

Terms and Conditions

Danish Stock Option Act. By accepting the RSU Award, you acknowledge that you have received an Employer Statement, translated into Danish, which is being provided to comply with the Danish Stock Option Act, as amended with effect from January 1, 2019, and is attached hereto as Annex A.

Notifications

Foreign Asset/Account Reporting Information. If you establish an account holding shares of Common Stock or cash outside Denmark, you must report the account and deposits to the Danish Tax Administration as part of your annual tax return under the section related to foreign affairs and income. You should consult with your personal legal advisor to ensure compliance with the applicable requirements.

FINLAND

There are no country-specific provisions.

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FRANCE

Terms and Conditions

Nature of Award. This RSU Award is not intended to qualify for special tax and social security treatment applicable to restricted stock units pursuant to Sections L. 225-197-1 to L. 225-197-5 and Sections L. 22-10-59 to L. 22-10-60 of the French Commercial Code, as amended.

Language Consent. By accepting the RSU Award, you confirm having read and understood the documents related to the grant (the Plan and the Agreement) which were provided to you in English. You accept the terms of those documents accordingly.

Reconnaissance Relative à la Langue Utilisée. En acceptant l’Award RSU, vous confirmez avoir lu et compris les documents relatifs à cet octroi (le Plan et le Contrat) qui vous ont été fournis en anglais. Vous acceptez les termes de ces documents en conséquence.

Notifications

Foreign Asset/Account Reporting Information. French residents holding cash or securities (including shares of Common Stock acquired under the Plan) outside of France or maintaining foreign bank, securities or brokerage accounts (including accounts opened or closed during the tax year) must declare such assets and account to the French tax authorities when filing an annual tax return. You should consult a personal tax advisor to ensure compliance with applicable reporting obligations.

GERMANY

Notifications

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported to the German Federal Bank (Bundesbank). If you receive a payment in excess of €12,500 (including if you acquire shares of Common Stock under the Plan or receive dividends with a value in excess of this amount or sell shares of Common Stock via a foreign broker, bank, or service provider and receive proceeds in excess of this amount), and/or if the Company withholds or sells shares of Common Stock with a value in excess of €12,500 to cover Tax-Related Items, you must report the payment and/or the value of the Common Stock withheld or sold to the Bundesbank, either electronically using the “General Statistics Reporting Portal” (Allgemeines Meldeportal Statistik) available via the Bundesbank’s website (www.bundesbank.de) or by such other method (e.g., by email or telephone) as is permitted or required by the Bundesbank. The report must be submitted monthly or within such other timing as is permitted or required by the Bundesbank. You should consult your personal legal advisor to ensure compliance with the applicable reporting requirements.

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INDIA

Notifications

Exchange Control Information. Exchange control laws and regulations in India require that all proceeds resulting from the sale of shares of Common Stock and any dividends received in relation to such shares be repatriated to India within a specified period of time as prescribed under applicable Indian exchange control laws. Indian residents must obtain a foreign inward remittance certificate (“FIRC”) from the bank into which foreign currency is deposited and retain the FIRC as evidence of the repatriation of funds in the event that the Reserve Bank of India or the Service Recipient requests proof of repatriation. You may also be required to provide information regarding funds received from participation in the Plan to the Company or the Service Recipient to enable them to comply with their filing requirements under exchange control laws in India. As exchange control regulations can change frequently and without notice, you should consult with your personal tax or legal advisor before selling shares of Common Stock to ensure compliance with current obligations.

Foreign Asset/Account Reporting Information. You must declare the following items in your annual tax return: (i) foreign assets held (including shares of Common Stock acquired under the Plan), and (ii) any foreign bank accounts for which you have signing authority. It is your responsibility to comply with this reporting obligation to the extent it applies to you and you should consult with your personal tax or legal advisor regarding this reporting obligation.

INDONESIA

Terms and Conditions

Language Consent and Notification. A translation of the documents relating to this grant (i.e., the Plan and the Agreement) into Bahasa Indonesia can be provided to you upon request to your local human resources representative. By accepting the grant of Restricted Stock Units, you (i) confirm having read and understood the documents relating to this grant (i.e., the Plan and the Agreement) which were provided in the English language, (ii) accept the terms of those documents accordingly, and (iii) agree not to challenge the validity of this document based on Law No. 24 of 2009 on National Flag, Language, Coat of Arms and National Anthem or the implementing Presidential Regulation.

Persetujuan dan Pemberitahuan Bahasa. Terjemahan dokumen yang berkaitan dengan hibah ini (yaitu Rencana dan Perjanjian) ke dalam Bahasa Indonesia dapat diberikan kepada Anda atas permintaan perwakilan sumber daya manusia lokal Anda. Dengan menerima hibah Unit Saham Terbatas, Anda (i) mengonfirmasi telah membaca dan memahami dokumen yang berkaitan dengan hibah ini (yaitu Rencana dan Perjanjian) yang diberikan dalam bahasa Inggris, (ii) menerima persyaratan dokumen tersebut oleh karena itu, dan (iii) setuju untuk tidak menggugat keabsahan dokumen ini berdasarkan Undang-Undang Nomor 24 Tahun 2009 tentang Bendera Negara, Bahasa, Lambang dan Lagu Kebangsaan atau Peraturan Presiden pelaksana.

Notifications

Exchange Control Information. For foreign currency transactions exceeding USD 25,000, the document(s) underlying that transaction will have to be submitted to the relevant local bank. If Indonesian residents repatriate funds (e.g., proceeds from the sale of shares of Common Stock or dividends) into Indonesia, the Indonesian bank through which the transaction is made will submit a report of the transaction to the Bank of Indonesia. For transactions of USD 10,000 or more (or its equivalent in other currency), a more detailed description of the transaction must be included in the report and Indonesian residents may be required to provide information about the transaction to the bank in order to complete the transaction.

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In addition, if there is a change of position in any foreign assets held (including shares of Common Stock), Indonesian residents must report this change (i.e., sale of shares of Common Stock) to the Bank of Indonesia no later than the 15th day of the month following the change in position.

Foreign Asset/Account Reporting Information. Indonesian residents have the obligation to report worldwide assets (including foreign accounts and shares of Common Stock acquired under the Plan) in their annual individual income tax return.

IRELAND

Notifications

Director Notification Information. Directors, shadow directors and secretaries of an Irish Affiliate must notify such Affiliate in writing upon (i) receiving or disposing of an interest in the Company (e.g., the Restricted Stock Units, shares of Common Stock, etc.), (ii) becoming aware of the event giving rise to the notification requirement, or (iii) becoming a director or secretary if such an interest exists at the time, in each case if the interest represents more than 1% of the Company. This notification requirement also applies with respect to the interests of any spouse or children under the age of 18 of the director, shadow director or secretary (whose interests will be attributed to the director, shadow director or secretary). You should consult with your personal legal advisor as to whether or not this notification requirement applies.

ITALY

Terms and Conditions

Plan Document Acknowledgment. By accepting this RSU Award, you acknowledge that a copy of the Plan was made available to you, and that you have reviewed the Plan and the Agreement in their entirety and fully understand and accept all provisions of the Plan and the Agreement. You further acknowledge that you have read and specifically and expressly approve the following provisions of the Agreement: Section 2 (“Grant of the RSU Award”); Section 4 (“Responsibility for Taxes”); Section 6 (“Nature of Grant”); Section 11 (“Choice of Law”); Section 12 (“Dispute Resolution”); Section 16 (“Imposition of Other Requirements”), and Section 1 (“Data Privacy”) and Section 2 (“Language”) of this Appendix.

Notifications

Foreign Asset/Account Reporting Information. If you hold investments abroad or foreign financial assets (e.g., cash, shares of Common Stock) that may generate income taxable in Italy, you must report them on your annual tax return (UNICO Form, RW Schedule) or on a special form if no tax return is due, irrespective of their value. The same reporting duties apply if you are a beneficial owner of the investments, even if you do not directly hold investments abroad or foreign financial assets.

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Foreign Financial Asset Tax Information. The value of any shares of Common Stock (and certain other foreign assets) an Italian resident holds outside Italy may be subject to a foreign financial assets tax. The taxable amount is equal to the fair market value of the financial assets (e.g., shares of Common Stock) on December 31 or on the last day such shares were held (the tax is levied in proportion to the number of days the shares of Common Stock were held over the calendar year). The value of financial assets held abroad must be reported in Form RM of the annual tax return. You should consult a personal tax advisor for additional information about the foreign financial assets tax.

JAPAN

Notifications

Exchange Control Information. If you acquire shares of Common Stock valued at more than JPY 100 million in a single transaction, you must file a Securities Acquisition Report with the Ministry of Finance through the Bank of Japan within 20 days after the acquisition of the shares of Common Stock. You should consult with your personal tax advisor to determine your reporting obligations.

Foreign Asset/Account Reporting Information. Details of any assets held outside Japan (including Shares acquired under the Plan) as of December 31 of each year must be reported to the tax authorities on an annual basis, to the extent such assets have a total net fair market value exceeding JPY 50 million. Such report is due by March 15 each year. You should consult a personal tax advisor to determine if the reporting obligation applies to you and whether you will be required to include details of your outstanding Restricted Stock Units in the report.

NETHERLANDS

There are no country-specific provisions.

NORWAY

There are no country-specific provisions.

SAUDI ARABIA

Notifications

Securities Law Information. The Agreement and related Plan documents may not be distributed in Saudi Arabia except to such persons as are permitted under the Rules on the Offer of Securities and Continuing Obligations issued by the Capital Market Authority.

The Capital Market Authority does not make any representation as to the accuracy or completeness of the Agreement, and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of the Agreement. Prospective acquirers of the securities offered hereby should conduct their own due diligence on the accuracy of the information relating to the securities. If you do not understand the contents of the Agreement, you should consult an authorized financial adviser.

9

SINGAPORE

Terms and Conditions

Restriction on Sale of Shares. To the extent the Restricted Stock Units vest within six months of the Date of Grant, you may not dispose of the shares of Common Stock acquired pursuant to the settlement of the Restricted Stock Units, or otherwise offer the shares of Common Stock to the public, prior to the six-month anniversary of the Date of Grant, unless such sale or offer is made pursuant to the exemptions under Part XIII Division (1) Subdivision (4) (other than section 280) of the Securities and Futures Act (Chap. 289, 2006 Ed.) (“SFA”) or pursuant to, and in accordance with the conditions of, any other applicable provisions of the SFA.

Notifications

Securities Law Information. The Restricted Stock Units are being granted pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the SFA, are exempt from the prospectus and registration requirements under the SFA and are not made with a view to the Restricted Stock Units or the underlying shares of Common Stock being subsequently offered for sale to any other party. The Plan has not been, and will not be, lodged or registered as a prospectus with the Monetary Authority of Singapore.

Director Notification Requirement. Any director (including an alternate, associate, substitute or shadow director) of a Singapore Affiliate must notify the Singapore Affiliate in writing within two business days of (i) becoming the registered holder of or acquiring an interest (e.g., Restricted Stock Units, shares of Common Stock) in the Company or any Affiliate, or becoming a director (as the case may be), or (ii) any change in a previously disclosed interest (e.g., sale of shares of Common Stock). These notification requirements apply regardless of whether the CEO or directors are residents of or employed in Singapore.

SWEDEN

Terms and Conditions

Responsibility for Taxes. The following provision supplements Section 4 of the RSU Agreement: Without limiting the Company and the Service Recipient’s authority to satisfy their withholding obligations for Tax-Related Items as set forth in Section 4 of the RSU Agreement, by accepting the grant of the RSU Award, you authorize the Company and/or the Service Recipient to withhold shares of Common Stock or to sell shares of Common Stock otherwise deliverable to you upon vesting and settlement of the Restricted Stock Units in order to satisfy Tax-Related Items, regardless of whether the Company and/or the Service Recipient has an obligation to withhold such Tax-Related Items.

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SWITZERLAND

Notifications

Securities Law Information. The offer to participate in the Plan and the issuance of any shares of Common Stock under the Plan is not intended to be a public offering in Switzerland. Neither the Agreement nor any other materials relating to the Restricted Stock Units (i) constitutes a prospectus according to articles 35 et seq. of the Swiss Federal Act on Financial Services

(“FinSA”), (ii) may be publicly distributed or otherwise made publicly available in Switzerland to any person other than an employee of the Company, or (iii) has been or will be filed with, approved or supervised by any Swiss reviewing body according to article 51 of FinSA or any Swiss regulatory authority (in particular, the Swiss Financial Market Supervisory Authority (FINMA)).

UNITED ARAB EMIRATES

Notifications

Securities Law Information. The Restricted Stock Units are granted under the Plan only to select service providers of the Company and its Affiliates and are in the nature of providing equity incentives to service providers in the United Arab Emirates. The Plan and the Agreement are intended for distribution only to such service providers and must not be delivered to, or relied on by, any other person. Prospective purchasers of the securities offered should conduct their own due diligence on the securities. If you do not understand the contents of the Plan and the Agreement, you should consult an authorized financial adviser. The Emirates Securities and Commodities Authority has no responsibility for reviewing or verifying any documents in connection with the Plan. Neither the Ministry of Economy nor the Dubai Department of Economic Development has approved the Plan or the Agreement nor taken steps to verify the information set out herein, and has no responsibility for such documents.

UNITED KINGDOM

Terms and Conditions

Issuance of Shares. The following provision supplements Section 5 of the RSU Agreement: The grant of the RSU Award does not provide any right for you to receive a cash payment and the Restricted Stock Units will be settled in shares of Common Stock only.

Responsibility for Taxes. The following provision supplements Section 4 of the RSU Agreement: Without limitation to Section 4 of the RSU Agreement, you agree that you are liable for all Tax-Related Items and hereby covenant to pay all such Tax-Related Items, as and when requested by the Company or the Service Recipient or by HM Revenue and Customs (“HMRC”) (or any other tax authority or any other relevant authority). You also agree to indemnify and keep indemnified the Company and the Service Recipient against any Tax-Related Items that they are required to pay or withhold or have paid or will pay to HMRC (or any other tax authority or any other relevant authority) on your behalf.

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Notwithstanding the foregoing, if you are a director or executive officer of the Company (within the meaning Section 13(k) of the Exchange Act) at the time of the taxable event, the terms of the immediately foregoing provision may not apply to you if the indemnification is viewed as a loan. In such case, if the amount of any income tax due is not collected from or paid by you within 90 days of the end of the U.K. tax year in which an event giving rise to the indemnification described above occurs, the amount of any uncollected income tax may constitute an additional benefit to you on which additional income tax and National Insurance contributions (“NICs”) may be payable. You will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying the Company or the Service Recipient (as appropriate) for the value of any employee NICs due on this additional benefit, which the Company or the Service Recipient may recover from you by any of the means referred to in the Plan or Section 4 of the RSU Agreement.

Joint Election. As a condition of participation in the Plan, you agree to accept any liability for secondary Class 1 NICs which may be payable by the Company and/or the Service Recipient (or any successor to the Company or the Service Recipient) in connection with the Restricted Stock Units granted under this RSU Agreement, any other restricted stock units granted by the Company in the past and any event giving rise to Tax-Related Items (the “Service Recipient’s NICs”). Without limitation to the foregoing, you agree to enter into a joint election with the Company (the “Joint Election”), the form of such Joint Election being formally approved by HMRC, and to execute any other consents or elections required to accomplish the transfer of the Service Recipient’s NICs to you. You further agree to execute such other joint elections as may be required between you and any successor to the Company and/or the Service Recipient. You further agree that the Company and/or the Service Recipient may collect the Service Recipient’s NICs from you by any of the means set forth in Section 4 of the RSU Agreement.

If you do not enter into a Joint Election, or if approval of the Joint Election has been withdrawn by HMRC, the Company, in its sole discretion and without any liability to the Company or the Service Recipient, may choose not to issue or deliver any shares of Common Stock to you upon settlement of the Restricted Stock Units.

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Rubrik, Inc.

Attachment to U.K. Section of Appendix

Important Note on the Election to Transfer Employer’s National Insurance Liability to the Employee

If you are or may be liable for National Insurance contributions (“NICs”) in the United Kingdom in connection with your participation in the Rubrik, Inc. 2024 Equity Incentive Plan (the “Plan”), you are required to enter into a Joint Election for the Transfer of Liability for Employer National Insurance Contributions to the Employee (the “Election”). The Election acts to transfer to you any liability for employer’s NICs that may arise in connection with your participation in the Plan.

By entering into the Election:

•	you agree that any employer’s NICs liability that may arise in connection with your participation in the Plan will be transferred to you;

•

you authorise your employer to recover an amount sufficient to cover this liability by such methods including, but not limited to, deductions from your salary or other payments due or the sale of sufficient shares acquired pursuant to your awards; and

•

you acknowledge that even if you have accepted the Agreement, the Company or your employer may still require you to sign a paper copy of this Election (or a substantially similar form) if the Company determines such is necessary to give effect to the Election.

The Election is attached hereto. Please read the Election carefully.

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Election to Transfer the Employer’s

National Insurance Liability to the Employee

1.	PARTIES

This Election to Transfer the Employer’s National Insurance Liability to the Employee (this “Election”) is between:

(A)

The individual who has gained access to this Election (the “Employee”), who is employed by one of the employing companies listed in the attached schedule (the “Employer”) and who is eligible to receive stock options (“Options”) and/or restricted stock units (“Restricted Stock Units,” and together with Options, “Awards”) pursuant to the terms and conditions of the Rubrik, Inc. 2024 Equity Incentive Plan, as may be amended from time to time (the “Plan”), and

(B)	Rubrik, Inc. of 3495 Deer Creek Road, Palo Alto CA, 94304, U.S.A. (the “Company”), which may grant Awards under the Plan and is entering into this Election on behalf of the Employer.

2.	PURPOSE OF ELECTION

2.1	This Election relates to all Awards granted to the Employee under the Plan up to the termination date of the Plan.

2.2	In this Election the following words and phrases have the following meanings:

“ITEPA” means the Income Tax (Earnings and Pensions) Act 2003.

“Relevant Employment Income” from Awards on which the Employer’s National Insurance Contributions becomes due is defined as:

(i)	an amount that counts as employment income of the earner under section 426 ITEPA (restricted securities: charge on certain post-acquisition events);

(ii)	an amount that counts as employment income of the earner under section 438 of ITEPA (convertible securities: charge on certain post-acquisition events); or

(iii)	any gain that is treated as remuneration derived from the earner’s employment by virtue of section 4(4)(a) SSCBA, including without limitation:

(A)	the acquisition of securities pursuant to the Awards (within the meaning of section 477(3)(a) of ITEPA);

(B)	the assignment (if applicable) or release of the Awards in return for consideration (within the meaning of section 477(3)(b) of ITEPA);

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(C)	the receipt of a benefit in connection with the Awards, other than a benefit within (i) or (ii) above (within the meaning of section 477(3)(c) of ITEPA).

“SSCBA” means the Social Security Contributions and Benefits Act 1992.

“Taxable Event” means any event giving rise to Relevant Employment Income.

2.3

This Election relates to the Employer’s secondary Class 1 National Insurance Contributions (the “Employer’s Liability”) which may arise in respect of Relevant Employment Income in respect of the Awards pursuant to section 4(4)(a) and/or paragraph 3B(1A) of Schedule 1 of the SSCBA.

2.4

This Election does not apply in relation to any liability, or any part of any liability, arising as a result of regulations being given retrospective effect by virtue of section 4B(2) of either the SSCBA or the Social Security Contributions and Benefits (Northern Ireland) Act 1992.

2.5

This Election does not apply to the extent that it relates to relevant employment income which is employment income of the earner by virtue of Chapter 3A of Part VII of ITEPA (employment income: securities with artificially depressed market value).

2.6

Any reference to the Company and/or the Employer shall include that entity’s successors in title and assigns as permitted in accordance with the terms of the Plan and the Award Agreement pursuant to which the Awards were granted. This Election will have effect in respect of the Awards and any awards which replace or replaced the Awards following their grant in circumstances where section 483 of ITEPA applies.

3.	ELECTION

The Employee and the Company jointly elect that the entire liability of the Employer to pay the Employer’s Liability that arises on any Relevant Employment Income is hereby transferred to the Employee. The Employee understands that by accepting the Awards, (including by clicking on the “ACCEPT” box where indicated in the Company’s electronic acceptance procedure or by signing the Grant Notice in hard copy) or by signing this Election (whether electronically or in hard copy), he or she will become personally liable for the Employer’s Liability covered by this Election. This Election is made in accordance with paragraph 3B(1) of Schedule 1 to SSCBA.

4.	PAYMENT OF THE EMPLOYER’S LIABILITY

4.1	The Employee hereby authorises the Company and/or the Employer to collect the Employer’s Liability in respect of any Relevant Employment Income from the Employee at any time after the Taxable Event:

(i)	by deduction from salary or any other payment payable to the Employee at any time on or after the date of the Taxable Event; and/or

(ii)	directly from the Employee by payment in cash or cleared funds; and/or

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(iii)	by arranging, on behalf of the Employee, for the sale of some of the securities which the Employee is entitled to receive in respect of the Awards; and/or

(iv)	by any other means specified in the Award Agreement pursuant to which the Awards were granted.

4.2

The Company hereby reserves for itself and the Employer the right to withhold the transfer of any securities in respect of the Awards to the Employee until full payment of the Employer’s Liability is received.

4.3

The Company agrees to procure the remittance by the Employer of the Employer’s Liability to HM Revenue and Customs on behalf of the Employee within fourteen (14) days after the end of the UK tax month during which the Taxable Event occurs (or within seventeen (17) days after the end of the UK tax month during which the Taxable Event occurs, if payments are made electronically).

5.	DURATION OF ELECTION

5.1

The Employee and the Company agree to be bound by the terms of this Election regardless of whether the Employee is transferred abroad or is not employed by the Employer on the date on which the Employer’s Liability becomes due.

5.2	This Election will continue in effect until the earliest of the following:

(i)	the Employee and the Company agree in writing that it should cease to have effect;

(ii)	on the date the Company serves written notice on the Employee terminating its effect;

iii)	on the date HM Revenue and Customs withdraws approval of this Election; or

(iv)

after due payment of the Employer’s Liability in respect of the entirety of the Awards to which this Election relates or could relate, such that the Election ceases to have effect in accordance with its terms.

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Acceptance by the Employee

The Employee acknowledges that by accepting the Awards (including by clicking on the “ACCEPT” box where indicated in the Company’s electronic acceptance procedure or by signing the Grant Notice in hard copy) or by signing this Election, (whether electronically or in hard copy) the Employee agrees to be bound by the terms of this Election.

Signed

The Employee

Acceptance by the Company

The Company acknowledges that, by arranging for the scanned signature of an authorised representative to appear on this Election, the Company agrees to be bound by the terms of this Election.

Signed for and on behalf of the Company

Peter McGoff Chief Legal Officer

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SCHEDULE OF EMPLOYER COMPANIES

The following are the employing companies to which this Joint Election may apply:

Rubrik UK Limited

Registered Office:	100 New Bridge Street, London EC4V6JA

Company Registration Number:	11375501

Corporation Tax Reference:	[intentionally omitted]

PAYE Reference:	[intentionally omitted]

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Annex A

SPECIAL NOTICE FOR EMPLOYEES IN DENMARK

EMPLOYER STATEMENT

If Section 3(1) of the Act on Stock Options in employment relations (the “Stock Option Act”) applies to your Restricted Stock Unit grant, you are entitled to receive the following information regarding the Plan in a separate written statement.

This statement contains only the information mentioned in the Stock Option Act, while the other terms and conditions of your Restricted Stock Unit grant are described in detail in the Plan and the Agreement, which has been made available to you.

Capitalized terms in this Employer Statement shall have the meaning specified in the Agreement or the Plan, unless a different meaning is specified herein.

1.	Date of grant of unfunded right to receive stock upon satisfying certain conditions

The grant date of your Restricted Stock Units is the date that the Committee approved a grant for you and determined it would be effective.

2.	Terms or conditions for grant of a right to future award of stock

The grant of Restricted Stock Units under the Plan is offered at the sole discretion of the Company. Employees of the Company and its Affiliates are eligible to participate in the Plan. The Company may decide, in its sole discretion, not to make any grants of restricted stock units to you in the future. Under the terms of the Plan and the Agreement, you have no entitlement or claim to receive future grants of restricted stock units.

3.	Vesting Date or Period

The Restricted Stock Units will vest over a period of time (as set forth in the Agreement), subject to your Continuous Service through the applicable vesting date and other conditions set forth in the Plan and Agreement.

4.	Exercise Price

No exercise price is payable upon the vesting of your Restricted Stock Units and the issuance of shares of Common Stock to you in accordance with the vesting schedule described above.

5.	Your rights upon termination of service

Vesting of the Restricted Stock Units shall terminate upon your termination of Continuous Service, as described in the second paragraph of Section 2 of the Agreement.

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6.	Financial aspects of participating in the Plan

The grant of Restricted Stock Units has no immediate financial consequences for you. The value of the Restricted Stock Units is not taken into account when calculating holiday allowances, pension contributions or other statutory consideration calculated on the basis of salary.

Shares of Common Stock are financial instruments. The future value of the shares of Common Stock is unknown and cannot be predicted with certainty.

Rubrik, Inc.

3495 Deer Creek Road

Palo Alto CA, 94304

U.S.A.

20

SÆRLIG MEDDELELSE TIL MEDARBEJDERE I DANMARK

ARBEJDSGIVERERKLÆRING

Såfremt din tildeling af Betingede Aktieenheder er omfattet af § 3, stk. 1, i lov om brug af køberet eller tegningsret m.v. i ansættelsesforhold (“Aktieoptionsloven”), er du berettiget til i en særskilt skriftlig erklæring at modtage følgende oplysninger om Planen.

Denne erklæring indeholder kun de oplysninger, der er nævnt i Aktieoptionsloven, medens de øvrige kriterier og betingelser for din tildeling af Betingede Aktieenheder er beskrevet nærmere i Planen og i Aftalen, som du har fået adgang til.

Ord, der i denne Arbejdsgivererklæring er skrevet med stort begyndelsesbogstav, har den betydning, der er anført i Aftalen eller Planen, medmindre andet er anført i denne Arbejdsgivererklæring.

1.	Tidspunkt for tildeling af en vederlagsfri ret til at modtage aktier mod opfyldelse af visse betingelser

Tidspunktet for tildelingen af dine Betingede Aktieenheder er den dag, hvor Udvalget godkendte din tildeling og besluttede, at den skulle træde i kraft.

2.	Kriterier eller betingelser for tildeling af retten til senere at få tildelt aktier

Tildelingen af Betingede Aktieenheder i henhold til Planen sker efter Selskabets frie skøn.

Medarbejdere i Selskabet og dets Tilknyttede Selskaber kan deltage i Planen. Selskabet kan frit vælge ikke fremover at tildele dig betingede aktieenheder. I henhold til bestemmelserne i Planen og Aftalen har du hverken ret til eller krav på i fremtiden at få tildelt betingede aktieenheder.

3.	Modningstidspunkt eller -periode

De Betingede Aktieenheder modnes over en periode (som anført i Aftalen), hvorefter de vil kunne udnyttes, forudsat at du på modningsdatoen opfylder betingelsen om Fortsat Ansættelse og de øvrige betingelser i Planen og Aftalen.

4.	Udnyttelseskurs

Der betales ingen udnyttelseskurs i forbindelse med modning af dine Betingede Aktieenheder og Selskabets udstedelse af ordinære aktier til dig i overensstemmelse med den ovenfor beskrevne modningstidsplan.

5.	Din retsstilling i forbindelse med fratræden

Modning af de Betingede Aktieenheder ophører, når du ikke længere er i Fortsat Ansættelse, jf. andet afsnit i Aftalens pkt. 2.

6.	Økonomiske aspekter ved at deltage i Planen

Tildelingen af Betingede Aktieenheder har ingen umiddelbare økonomiske konsekvenser for dig. Værdien af de Betingede Aktieenheder indgår ikke i beregningen af feriepenge, pensionsbidrag eller øvrige lovpligtige vederlagsafhængige ydelser.

Ordinære Aktier er finansielle instrumenter. Den fremtidige værdi af de Ordinære Aktier kendes ikke og kan ikke forudsiges med sikkerhed.

Rubrik, Inc.

3495 Deer Creek Road

Palo Alto CA, 94304

U.S.A.

2

ATTACHMENT II

2024 EQUITY INCENTIVE PLAN